                                                                  EXHIBIT 10.8.5

                                                                 Loan No. 95-195


                          LOAN AND SECURITY AGREEMENT
                          ---------------------------
                                 (RECEIVABLES)
                                 -------------

     THIS LOAN AND SECURITY AGREEMENT (RECEIVABLES) (this "AGREEMENT") dated October 9, 1995, is made by and between FALL CREEK RESORT, L.P., a Georgia limited partnership, whose address is One Fall Creek Drive, Branson, Missouri 65616 ("BORROWER"), and HELLER FINANCIAL, INC., a Delaware corporation, whose address is 500 West Monroe Street, 15th Floor, Chicago, Illinois 60661 ("LENDER").

                                    RECITALS
                                    --------

     Borrower desires Lender to extend a secured credit facility to Borrower to provide working capital financing for Borrower and to provide funds for its other general corporate purposes; and

     Borrower's obligations under the Receivables Loan Documents will be secured by a first deed of trust lien on certain real property owned by Borrower and by granting to Lender a first security interest in and lien upon certain notes receivable payable to Borrower and certain other collateral owned by Borrower; and

     Argosy Branson, Inc., a Georgia corporation ("GUARANTOR") shall guaranty all of the obligations of Borrower to Lender under the Loan Documents; and

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Borrower and Lender agree as follows:

                                   SECTION 1
                                   ---------

                              DEFINITION OF TERMS
                              -------------------

     1.1  TERMS DEFINED. In addition to all other terms defined in this
          -------------
Agreement, defined terms set forth in Appendix A to this Agreement when used in
                                      ----------
this Agreement shall have the meanings specified therein.

                                   SECTION 2
                                   ---------

                                   THE LOAN
                                   --------

     2.1 RECEIVABLES LOAN.  During the Availability Period and to the extent of
         ----------------
Availability, Lender shall make Advances of the Receivables Loan to Borrower. Each such

Advance shall be in an amount not less than $100,000 and made no more frequently than four (4) times each month nor more than one (1) time each week. Requests for Advances shall be made at least five (5) Business Days prior to the date of disbursement and shall be in the form of EXHIBIT C hereto. Any amounts repaid during the Availability Period may be reborrowed during the Availability Period. Lender shall have no obligation to make Advances hereunder to the extent any requested Advance would cause the principal balance of the Receivables Loan to exceed Availability, provided that Lender may elect to make Advances in excess of Availability.

     2.2  MATURITY.  If not sooner paid, the entire unpaid principal balance of
          --------
the Receivables Note shall be due and payable in full on the Receivables Loan Maturity Date.

     2.3  INTEREST RATE. The average monthly balance of all outstanding Advances
          -------------
together with all other outstanding obligations of Borrower under this Agreement and the other Loan Documents shall bear interest at the Interest Rate. After the occurrence of an Event of Default and for so long as such Event of Default continues, the Receivables Loan will bear interest at the Default Rate.

     2.4  PAYMENTS.
          --------

          (a) MONTHLY PAYMENTS. One hundred percent (100%) of all funds
              ----------------
     collected from the Financed Notes Receivable shall be paid to Lender by Bank no less frequently than weekly pursuant to the Lockbox Agreement, and applied by Lender in the following order: first to the payment of costs or expenses incurred by Lender in collecting any amounts due to Lender in connection with the Receivables Loan; second, to the payment of accrued and unpaid interest; and thereafter to the reduction of the principal balance of the Receivables Loan. If the funds received by Lender from Bank with respect to any month are insufficient to pay interest in full, Borrower shall pay the difference to Lender within five (5) Business Days after written notice from Lender. Payments received by Borrower directly from any Purchaser shall be delivered to Bank within two (2) Business Days.

          (b) FINAL PAYMENT.  The entire outstanding principal amount of the
              -------------
     Receivables Loan, together with all accrued but unpaid interest, fees, and charges, shall be payable on the Receivables Loan Maturity Date.

     2.5  PREPAYMENTS.
          -----------

          (a) VOLUNTARY PREPAYMENTS. Borrower may prepay the Receivables Loan in
              ---------------------
     whole but not in part upon five (5) days' prior written notice to Lender at any time after the end of the Availability Period upon payment of the Prepayment Premium for the respective period in which payment in full of the Receivables Loan occurs, whether such prepayment results from payments by Borrower, acceleration, or otherwise.

     Notwithstanding the foregoing, partial prepayments of the Receivables Loan resulting from a prepayment by a Purchaser of a Financed Note Receivable shall not violate this Section 2.5(a), and no Prepayment Premium shall be payable as a result of any such partial prepayment.

          (b) MANDATORY PREPAYMENTS. If at any time a Financed Note Receivable
              ---------------------
     ceases to be an Eligible Note Receivable for any reason other than an installment payment thereunder becoming more than sixty (60) days past due, Borrower shall, within ten (10) Business Days after receipt of notice, either (i) prepay the Receivables Loan in an amount equal to the balance due under such Financed Note Receivable, or (ii) deliver to Lender one (i) or more Eligible Notes Receivable having an outstanding aggregate principal balance equal to or in excess of the outstanding principal balance of such Financed Note Receivable. If a Financed Note Receivable ceases to be an Eligible Note Receivable by reason of an installment payment thereunder becoming more than sixty (60) days past due on a contractual basis, Borrower shall, by no later than the date on which such installment payment becomes ninety (90) days past due, perform as required under either of the foregoing clauses (i) or (ii). Thereafter, upon written request from Borrower, Lender shall reassign and return such ineligible Note Receivable and related Deed of Trust to Borrower.

          At any time the outstanding principal balance of the Receivables Loan exceeds 90% of the outstanding principal balance of all Financed Notes Receivable, Borrower, within five (5) Business Days after receipt of notice, shall prepay the Receivables Loan in an amount necessary to reduce the principal balance of the Receivables Loan to an amount equal to or less than such amount. No Prepayment Premium shall be due in connection with any mandatory prepayment.

     2.6  COMMITMENT FEE. The Commitment Fee shall be payable as follows: (a)
          --------------
$33,333.00, less the balance of the good faith deposit paid by Borrower to Lender pursuant to the proposal letter dated September 8, 1995 and remaining after deducting Lender's out-of-pocket costs and expenses as provided in such letter, is due and payable on the date of the first Advance hereunder; (b) $33,333.00 is due and payable on the date of the second Advance hereunder; and
(c) $33,334.00 is due and payable on the date of the third Advance hereunder; provided, however, that the entire amount of the Commitment Fee shall be paid to Lender no later than December 31, 1995. The Commitment Fee shall be deemed fully earned as of the Closing Date, and Lender shall be entitled to disburse all amounts of the Commitment Fee directly to itself from an Advance when and as such amounts are to be paid hereunder.

                                   SECTION 3
                                   ---------

                                  COLLATERAL
                                  ----------

     3.1  GRANT OF SECURITY INTEREST. To secure the payment and performance of
          --------------------------
the Indebtedness, Borrower does hereby unconditionally and irrevocably assign, pledge and grant to Lender a first priority continuing security interest and lien in and to the right, title and interest of Borrower in the following property of Borrower, whether now owned or existing or hereafter acquired regardless of where located (collectively, the "Collateral"):

          (a) The Financed Notes Receivable and all amendments, extensions, renewals and replacements thereof;

          (b) The Deeds of Trust and Purchase Documents and all amendments, extensions, renewals and replacements of, and substitutions thereof;

          (c) All deposits, accounts, accounts receivable, general intangibles and other receivables arising under or in connection with the Pledged Documents, together with all payments, privileges and benefits arising out of the enforcement thereof, and all funds held in any deposit accounts related to any of the Financed Notes Receivable;

          (d) Borrower's interest, if any, in all policies of title insurance related to the Deeds of Trust;

          (e) All documents, instruments, pledged assets and chattel paper relating to the Pledged Documents and the other properties and rights described as Collateral herein;

          (f) Borrower's interest, if any, in the proceeds of any insurance policies, if any, covering any of the properties and rights described as Collateral herein;

          (g) All cash and other monies and property of Borrower in the possession or under the control of Lender;

          (h) Borrower's interest, if any, in Intervals covered by Financed Notes Receivable which are subject to the Purchase Documents;

          (i) All books, records, ledger cards, files, correspondence, computer tapes, disks and software relating to the Pledged Documents or any other Collateral described herein;

          (j) All management, marketing, servicing, maintenance or other similar contracts for the Property; and

          (k) All proceeds, extensions, additions, improvements, betterments, renewals, substitutions and replacements of the foregoing.

     3.2   SECURITY AGREEMENT. This Agreement shall be deemed a security
           ------------------
agreement as defined in the Code and the remedies for any violation of the covenants, terms and conditions of the agreements herein contained shall be cumulative and be as prescribed (i) herein, or (ii) by general law, or (iii) as to such part of the Collateral which is also reflected in any financing statement filed with respect to the Collateral, by the specific statutory consequences now or hereafter enacted and specified in the Code, all at Lender's sole election.

     3.3  CROSS COLLATERALIZATION. The C&A Loan Documents and C&A Loan
          -----------------------
Collateral shall also secure the Receivables Loan, and the Receivables Loan Collateral and Receivables Loan Documents shall also secure the Construction Loan and Acquisition Loan. Upon payment in full of all Indebtedness constituting the Construction Loan and the Acquisition Loan, the lien and security interests under the C&A Loan Documents will be released and terminated, and the Receivables Loan will thereafter be secured solely by the Receivables Loan Collateral.

                                   SECTION 4
                                   ---------

                       CONDITIONS PRECEDENT TO ADVANCES
                       --------------------------------

The obligation of Lender to make Advances is subject to satisfaction of all of the conditions set forth below.

     4.1  CLOSING DELIVERIES.  Lender shall have received, in form and substance
          ------------------
satisfactory to Lender, all documents, instruments and information identified on
Schedule 4. 1 and all other agreements, notes, certificates, orders, authorizations, financing statements, and other documents which Lender may at any time reasonably request.

     4.2  DELIVERIES PRIOR TO EACH ADVANCE. Lender shall have received, in form
          --------------------------------
and content satisfactory to Lender, all documents, instruments and information identified on Schedule 4.2 and all other agreements, notes, certificates, orders, authorizations, financing statements, and other documents which Lender may at any time reasonably request.

     4.3  SECURITY INTERESTS. Lender shall have received satisfactory evidence
          ------------------
that all security interests and liens granted to Lender pursuant to this Agreement or the other Loan Documents, including, without limitation, the Construction Deed of Trust, have been duly perfected and constitute valid liens on the Collateral with the priority specified in the applicable Loan Documents.

     4.4  REPRESENTATIONS AND WARRANTIES. The representations and warranties
          ------------------------------
contained herein and in the Loan Documents shall be true, correct and complete in all material respects on and as of the date of funding of the Advance except for any representation or warranty limited by its terms to a specific date and taking into account any amendments to the Schedules or Exhibits as a result of any disclosures made by Borrower to Lender after the Closing Date and approved by Lender.

     4.5  NO DEFAULT. No Event of Default shall have occurred and be continuing.
          ----------

     4.6  PERFORMANCE OF AGREEMENTS. Borrower shall have performed in all
          -------------------------
material respects all agreements and satisfied all conditions which any Loan Document provides shall be performed by it.

     4.7  FEES AND EXPENSES. Borrower shall have paid when due all fees and
          -----------------
expenses required to be paid by Borrower pursuant to this Agreement and the other Loan Documents, including, without limitation, the Acquisition Loan Commitment Fee, any amount of the Commitment Fee then due and any amount of the Funding Fee then due.

                                   SECTION 5
                                   ---------

                    GENERAL REPRESENTATIONS AND WARRANTIES
                    --------------------------------------

     Borrower hereby represents and warrants to Lender as follows, which representations and warranties shall remain true throughout the term of this
Agreement:

     5.1  ORGANIZATION, STANDING, QUALIFICATION; BORROWER EXISTENCE. Borrower is
          ---------------------------------------------------------
a limited partnership duly formed, validly existing and in good standing under the laws of the State of Georgia with its principal place of business at One Fall Creek Drive, Branson, Missouri 65616.

     5.2  AUTHORIZATION AND ENFORCEABILITY.
          --------------------------------

               (a) EXECUTION AND DELIVERY. The execution, delivery and
                   ----------------------
     performance by Borrower and Guarantor of the Loan Documents have been duly authorized by all necessary partnership or corporate action, as applicable, by Borrower and Guarantor and does not and will not (i) violate any provision of the partnership agreement or articles of incorporation or bylaws of such entity, as applicable, or any agreement, law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect to which Borrower or Guarantor are a party or are subject; (ii) result in, or require the creation or imposition of, any lien upon or with respect to any asset of Borrower or Guarantor other than liens and security interests in favor of Lender; or (iii) result in a breach of, or constitute a default by Borrower or Guarantor under, any indenture, loan or credit agreement or any other agreement, document, instrument or certificate to which Borrower or Guarantor are a party or by which they or any of their assets are bound or affected.

               (b) NO OTHER APPROVALS. No approval, authorization, order,
                   ------------------
     license, permit, franchise or consent of, or registration, declaration, qualification or filing with, any governmental authority is required in connection with the execution, delivery and performance by Borrower and Guarantor of any of the Loan Documents, except for such filings as are contemplated by the Loan Documents.

               (c) VALIDITY OF DOCUMENTS. The Loan Documents have been duly
                   ---------------------
     authorized and, when duly executed and delivered by Borrower and Guarantor, will, to such Borrower's and Guarantor's knowledge, constitute legal, valid and binding obligations of Borrower and Guarantor, enforceable against Borrower and Guarantor in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws now or hereafter in effect which relate to or affect the enforceability of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

     5.3  FINANCIAL STATEMENTS AND BUSINESS CONDITION. Borrower's, General
          -------------------------------------------
Partner's and Guarantor's financial statements were prepared in accordance with GAAP and fairly present the respective financial conditions and (if applicable) results of operations of Borrower, the General Partner and Guarantor as of the date or dates thereof and for the periods covered thereby. Except for any such changes heretofore expressly disclosed in writing to Lender, there has been no material adverse change in the respective financial conditions of Borrower, the General Partner or Guarantor from the financial conditions shown in their respective financial statements. Borrower is able to pay all of its debts as they become due, and Borrower shall maintain such solvent financial condition, giving effect to all obligations, absolute and contingent, of Borrower. Borrower's obligations under this Agreement and under the Loan Documents will not render Borrower unable to pay its debts as they become due. The present fair market value of its assets is greater than the amount required to pay its total liabilities.

     5.4  TAXES. Borrower has paid in full all ad valorem taxes and other taxes
          -----
and assessments against the Property and knows of no basis for any additional taxes or assessments against the Property. Borrower has filed all required tax returns and has paid all taxes shown to be due and payable on such returns, including interest and penalties, and all other taxes which are payable by it, to the extent the same have become due and payable. Borrower shall collect and pay any applicable sales or rental tax respecting rental of any Intervals and the operation of the Property.

     5.5  TITLE TO PROPERTIES; PRIOR LIENS. Borrower has good and marketable
          --------------------------------
title to the Property and the Collateral. Borrower is not in default under any of the documents evidencing or securing any indebtedness which is secured, wholly or in part, by the Resort or any Collateral, whether or not the same are pledged to Lender, and no event has occurred which with the giving of notice, the passage of time or both, would constitute a default under any of the documents evidencing or securing any such indebtedness. There are no liens or encumbrances against the Property other than the Permitted Exceptions and, prior to the funding of the Acquisition Loan, the Purchase Money Mortgage, and, except for such Permitted Exceptions and the Purchase Money Mortgage, there are and will be no liens or encumbrances against the Collateral except in favor of Lender.

     5.6   CAPITAL STRUCTURE. The General Partner is the sole general partner of
           -----------------
Borrower. Without limiting the foregoing, Andrew J. Gessow is the principal of the General Partner with overall management responsibility and control over Borrower and shall remain the principal of General Partner in such capacity, as long as Borrower is obligated to Lender under this Agreement, the Loan Documents or in any other manner whatsoever.

     5.7   LITIGATION AND PROCEEDINGS. Except as disclosed in the Borrower's
           --------------------------
Certificate of even date herewith from Borrower to Lender, there are no actions, suits, proceedings, orders or injunctions pending or, to the best of Borrower's knowledge, threatened against or affecting Borrower, General Partner or Guarantor, at law or in equity, or before or by any governmental authority, which could have a material adverse effect on Borrower, General Partner or Guarantor or relate to any of the Loans or the Resort. Borrower has received no notice from any court or governmental authority alleging that Borrower has violated the Timeshare Act, any of the rules or regulations thereunder, or any other applicable laws.

     5.8   LICENSES AND PERMITS. Borrower possesses all requisite franchises,
           --------------------
certificates of convenience and necessity, operating rights, licenses, permits, consents, authorizations, exemptions and orders as are necessary to carry on its business as now being conducted.

     5.9   ENVIRONMENTAL MATTERS. To the best knowledge of Borrower, after due
           ---------------------
inquiry, neither the Resort, the Property nor any of the other C&A Loan Collateral contains any Hazardous Materials except as disclosed in the Phase 1 Environmental Site Assessment for the Property dated October 13, 1995, prepared by Archer Engineers. Neither Borrower nor the Resort has received notice from any governmental agency, entity or other person with regard to Hazardous Materials on or affecting the Resort, the Property or any other C&A Loan Collateral; to the best knowledge of Borrower, after due inquiry, neither Borrower nor the Resort, or any portion thereof, are in violation of any applicable federal, state, or local environmental or health laws relating to or affecting the Resort or any C&A Loan Collateral or Borrower. To the best knowledge of Borrower, after due inquiry, no Unit for which an Interval has been sold with respect to any Financed Note Receivable contains asbestos.

     5.10  FULL DISCLOSURE. No information, exhibit or written report furnished
           ---------------
by or on behalf of Borrower to Lender in connection with any of the Loans contains any material misstatement of fact or omits any material fact necessary to make the statement contained herein or therein not misleading. Borrower knows of no legal or contractual restriction which will prevent it from offering or selling Intervals to Purchasers in any state where it is selling Intervals.

     5.11 MARGIN STOCK. The proceeds from the Receivables Loan to be evidenced
          ------------
by the Receivables Note will be used to provide working capital for the operation of the Resort and the sale of Intervals, the payment of Permitted Distributions and for other general business purposes. None of the transactions contemplated in this Agreement (including, without limitation, the use of the proceeds from the Receivables Loan) will violate or result in the violation of
Section 7 of the Securities Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter 11.

     5.12 NO DEFAULTS. No default exists, and there is no violation in any
          -----------
material respect of any term of any agreement, partnership agreement, charter instrument, bylaw or other instrument to which Borrower is a party or by which it may be bound.

     5.13 COMPLIANCE WITH LAW. Borrower
          -------------------

               (a) is not in violation of any laws, ordinances, governmental rules or regulations to which it is subject, the violation of which would materially affect the Borrower, the Property, or the Resort or the ability of Borrower to repay the Indebtedness; and

               (b) has not failed to make or cause to be made any registrations or declarations with any government or agency or department thereof, necessary to the ownership of the Property and the Resort or to the conduct of its business including, without limitation, the operation of the Resort and the sale, or offering for sale, of Intervals therein; which violation or failure to obtain or register materially adversely affects the business, prospects, profits, properties or condition (financial or otherwise) of Borrower. Borrower has, to the extent required by its activities and businesses, and to the best of its knowledge after due inquiry, fully complied with (i) all of the applicable provisions of (A) the Consumer Credit Protection Act, as amended; (B) the Federal Trade Commission Act, as amended; (C) the Federal Interstate Land Sales Full Disclosure Act, as amended; (D) the Timeshare Act; (E) all other applicable federal statutes; and (F) all rules and regulations promulgated under any of the foregoing; and (ii) all of the applicable provisions of any law of any state in which Borrower is selling Intervals (and the rules and regulations promulgated thereunder) relating to the sale, offering for sale or financing of Intervals.

     5.14  EMPLOYEE BENEFIT PLANS. Borrower is in compliance in all material
           ----------------------
respects with all applicable provisions of ERISA, the Internal Revenue Code of 1986, as amended and all other applicable laws and the regulations and interpretations thereof with respect to all Employee Benefit Plans. No material liability has been incurred by Borrower which remains unsatisfied for any funding obligation, taxes or penalties with respect to any Employee Benefit Plan.

     5.15  REPRESENTATIONS AS TO THE RESORT AND THE PROPERTY.
           -------------------------------------------------

               (a) ACCESS. The Property has access, directly or over validly
                   ------
     existing and recorded easements, to one or more publicly dedicated roads over a recorded easement and all roadways, if any, inside the Resort are common areas under the Declaration.

               (b) UTILITIES. Electric, gas, sewer, water facilities and other
                   ---------
     necessary utilities are lawfully available in sufficient capacity to service the Property and any easements necessary to the furnishing of such utility service have been obtained and duly recorded.

               (c) AMENITIES. All amenities described in the sales prospectus
                   ---------
     and the Public Reports for the Resort are completed, or a bond insuring their completion has been posted, and are available to the Resort and Purchasers pursuant to validly existing lease or other use agreements, which are in full force and effect with no default thereunder. Such amenities include, without limitation, boat docks, swimming pools, tennis courts, miniature golf course, picnic areas and clubhouse common areas. Each Purchaser of an Interval has access to and the use of all of the amenities and public utilities of the Resort as and to the extent provided in the Declaration and the Public Reports.

               (d) COSTS. All costs arising from the purchase of any equipment,
                   -----
     inventory, or furnishings located in or on the improvements completed as of the Closing Date at the Property have been paid.

               (e) SALE OF INTERVALS. The sale, offering of sale, and financing
                   -----------------
     of Intervals in the Resort (i) do not constitute the sale, or the offering of sale, of Securities subject to the registration requirements of the Securities Act of 1933, as amended, or any state securities law; (ii) do not violate any timesharing law, statute or regulation of the State of Missouri or any other applicable law of any state in which sales or solicitation of sales of Intervals occur; and (iii) do not violate any consumer credit or usury statute of any of the State of Missouri, or any applicable law of any other state in which sales or solicitation of sales of Intervals occur.

     5.16 TIMESHARE INTERVAL EXCHANGE NETWORK. Borrower is a member and
          -----------------------------------
participant, pursuant to a validly executed and, to the best of Borrower's knowledge, enforceable agreement in writing, in Resort Condominiums International, Inc. Borrower has paid all fees and other amounts due and owing under such agreement and is not otherwise in default thereunder.

     5.17 COLLATERAL.
          ----------
          (a) TITLE. Borrower has good and marketable title to the Collateral,
              -----
     free and clear of any lien, security interest, charge or encumbrance except for the security interest created by this Agreement or otherwise created in favor of Lender. No financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of Lender.

          (b) POWER. Borrower has the lawful right, power and authority to grant
              -----
     a security interest in the Collateral. This Agreement and all filings and recordings (to the extent the security interest in the Collateral can be perfected by filing or recording) and other actions necessary or desirable to perfect and protect such security interest in the Collateral, create a valid and perfected first priority security interest in the Collateral securing the payment and performance of the Indebtedness. Borrower shall not grant extensions of time for the payment of, compromise for less than the full face value, release in whole or in part any Purchaser liable for the payment of, or allow any credit whatsoever (except in the form of upgraded Intervals) except for the amount of cash to be paid upon, any Collateral or any instrument or document representing the Collateral.

          Notwithstanding anything in this subsection to the contrary, Borrower may replace Financed Notes Receivables with upgrades without Lender's prior consent so long as (i) no Event of Default exists and is continuing; (ii) such upgraded note meets all the requirements of an Eligible Note Receivable; (iii) the aggregate principal balances of the Financed Notes Receivables which are to be so replaced do not exceed an amount of more than $100,000.00 outstanding at any one time; and (iv) all Collateral pertinent to such replacement has been delivered to the Custodian.

          (c) TAXES AND LIENS. Borrower has paid all taxes, levies and
              ---------------
     other charges upon the Collateral. Borrower shall defend Lender against and save it harmless from all claims of any Persons other than Lender with respect to the Collateral, and this indemnity shall include all attorneys' fees and legal expenses.

          (d) NO MODIFICATION. There have been no modifications or
              ---------------
     amendments to the Pledged Documents except as disclosed in writing to Lender.

          (e) VALID LIENS. The Deeds of Trust constitute valid and
              -----------
     enforceable first and prior liens and security interests on the properties and interests covered thereby.

          (f) BINDING OBLIGATIONS. On the date of the assignment and
              -------------------
     delivery to Lender, each Financed Note Receivable constitutes an Eligible Note Receivable and Borrower is not aware of any facts or information which would cause such Financed Note Receivable to be ineligible hereunder.

          (g) COMMUNITY PROPERTY.  The Pledged Documents were executed by
              ------------------
     Purchasers in connection with the purchase of Intervals and, if applicable, as to individuals, bind the marital community of married individual Purchasers.

     5.18 PARTNER INDEBTEDNESS. Borrower has obtained the agreement in writing
          --------------------
of each holder of any Partner Indebtedness that the maturity of such Partner Indebtedness has been extended to at least December 31, 1996, and has delivered such written evidence to Lender. Lender has also obtained the written agreement of each holder of Partner Indebtedness to the Partner Indebtedness Payment Schedule and has delivered a copy of such Partner Indebtedness Payment Schedule to Lender. No other agreements exist with respect to the extension of the maturity of the Partner Indebtedness or the Partner Indebtedness Payment Schedule. No later than November 24, 1995, Borrower shall deliver to Lender an amendment to the promissory note(s) evidencing the Partner Indebtedness executed by the holders of the Partner Indebtedness and formalizing the maturity date extension and Partner Indebtedness Payment Schedule.

                                   SECTION 6
                                   ---------

                             AFFIRMATIVE COVENANTS
                             ---------------------

So long as any portion of the Indebtedness remains unpaid, Borrower hereby agrees with Lender as follows:

     6.1  PAYMENT AND PERFORMANCE OF INDEBTEDNESS. Borrower shall pay and
          ---------------------------------------
promptly perform all of the obligations hereunder and under the Loan Documents.

     6.2  MAINTENANCE OF INSURANCE. The Property shall at all times and for so
          ------------------------
long as any outstanding principal amount of the Receivables Loan is outstanding be kept insured with such general liability, casualty and all risk property (on a full replacement basis), and business interruption insurance coverage and such other coverages acceptable to Lender, by carrier(s), in amounts and in form at all times reasonably satisfactory to Lender, which carrier(s), amounts and form shall not be changed without the prior written consent of Lender. If available, Lender shall be named as a loss payee on all such policies, to the extent of its interest. Lender agrees that all required insurance may be maintained by the owners' association as required by the Declaration, provided that in the event either such owners' association fails to maintain any insurance required under this Section 6.2(a), then Borrower shall be required to obtain and maintain such insurance. In the event of any casualty that affects the ability of any Unit to be used by Purchasers, Borrower shall use its best efforts to provide such Purchasers with alternative accommodations until such Unit is again available for use.

     6.3  CONDEMNATION. Borrower shall within three (3) business days of its
          ------------
receipt of notice thereof, notify Lender of any action or proceeding relating to any condemnation or other taking, whether direct or indirect, of the Property, or part thereof, and Borrower shall, after consultation with and subject to Lender's reasonable approval, appear in and prosecute any such action or proceeding. Lender shall be entitled to pursue its interest, if any, in any such action or proceeding.

     6.4  INSPECTIONS AND AUDITS. Borrower shall, at such reasonable times
          ----------------------
during normal business hours and as often as may be reasonably be requested, permit any agents or representatives of Lender to inspect the Resort and any of Borrower's assets (including financial and accounting books and records), to examine and make copies of and abstracts from the records and books of account of Borrower or the timeshare unit owner's association and to discuss its affairs, finances and accounts with any of its officers, employees or independent public accountants (and by this provision Borrower authorizes said accountants to discuss with Lender, its agents or representatives the affairs, finances and accounts of Borrower). Borrower acknowledges that Lender intends to conduct such audits on at least an annual basis and inspections on at least a quarterly basis, provided that Lender agrees it will conduct audits no more often than annually unless an Event of Default exists and for so long as it continues, or Lender otherwise has a reasonable business basis for requiring an audit to be conducted more frequently than annually. Borrower shall make available to Lender all credit information in Borrower's possession or under Borrower's control with respect to Purchasers as Lender may request. Audits shall be at Borrower's expense up to a maximum of $3,000 per audit, including all reasonable travel expenses incurred by any of Lender's employees in performing such audits. Lender agrees that it will bear the costs of any and all inspections.

     6.5  REPORTING REQUIREMENTS. So long as the Indebtedness remains unpaid,
          ----------------------
Borrower shall cause the servicer under the Servicing Agreement to deliver to Lender the monthly reports under Section 6.5(a), and Borrower shall furnish the reports and materials under Sections 6.5(b) through (j), inclusive, to Lender:

          (a) MONTHLY REPORTS.  Within fifteen (15) days after the end of each
              ---------------
     calendar month, reports showing through the end of the preceding month, (A) the opening and closing balances on each Financed Note Receivable, (B) all payments received on each Financed Note Receivable allocated to interest, principal, late charges, taxes or the like, (C) the average rate of interest for all Financed Notes Receivable, (D) an itemization of delinquencies, extensions, refinances, prepayments and other adjustments for each Financed Note Receivable, (E) the average remaining term for all Financed Notes Receivable, (F) the average down payment received with respect to all Financed Notes Receivable, and (G) the nature and status of any claims asserted or legal action pending with respect to any Financed Note Receivable;

          (b) MONTHLY SALES REPORT. Within fifteen (15) days after the end of
              --------------------
     each month, a report showing all sales and cancellation of sales of Intervals during the preceding month, certified by Borrower and in form and content satisfactory to Lender;

          (c) QUARTERLY AND SEMI-ANNUAL FINANCIAL REPORTS. Within forty-five
              -------------------------------------------
     (45) days after the end of each fiscal quarterly and semi-annual period, unaudited financial statements of Borrower, certified by the chief financial officer of Borrower;

          (d) YEAR-END FINANCIAL REPORTS. As soon as available and in any event
              --------------------------
     within one hundred and twenty (120) days after the end of each Fiscal Year:
     (i) the audited balance sheet of Borrower and any owners' association as at the end of such year and the related statements of income and cash flow for such Fiscal Year; (ii) a schedule of all outstanding indebtedness of Borrower describing in reasonable detail each such debt or loan outstanding and the principal amount and amount of accrued and unpaid interest with respect to each such debt or loan; and (iii) copies of reports with respect to the financial statements from a firm of independent certified public accountants selected by Borrower, which report shall be unqualified as to going concern and scope of audit and shall state that such financial statements present fairly the financial position of Borrower and such owners' association, as applicable, as at the dates indicated and the results of its operations and cash flow for the periods indicated in conformity with GAAP. As soon as available and in any event within one hundred fifty (150) days after the end of each Fiscal Year, the audited balance sheet of Guarantor as at the end of such year and the related statements of income and cash flow for such Fiscal Year;

          (d) FINANCIAL COVENANT COMPLIANCE. Concurrently with the delivery of
              -----------------------------
     quarterly financial statements for Borrower, written certification of the maintenance by Borrower of the net worth requirement set forth in Section
     6.8 hereof during the preceding fiscal quarter;

          (e) AUDIT REPORTS. Promptly upon receipt thereof, one (1) copy of each
              -------------
     other report submitted to Borrower by independent public accountants in connection with any annual, interim or special audit made by them of the books of Borrower;

          (f) ASSOCIATION BUDGETS.  Within thirty (30) days after the
              -------------------
     preparation thereof, copies of any annual or supplemental budget prepared by the owners' association under the Declaration; and

          (g) OTHER REPORTS. Any other reports reasonably requested by Lender.
              -------------

     6.6  RECORDS. Borrower shall keep adequate records and books of account
          -------
reflecting all financial transactions of Borrower, including sales of Intervals, in which complete entries will be made in accordance with GAAP.

     6.7  MANAGEMENT. The manager and the management contracts for the Resort
          ----------
shall at all times be reasonably satisfactory to Lender. For so long as Borrower controls the owners' association for the Resort, Borrower shall not change the Resort manager or amend, modify or waive any provision of or terminate the management contract for the Resort without the prior written consent of Lender, which consent shall not be unreasonably withheld.

     6.8  Net Worth Covenant. Borrower agrees to maintain a minimum net worth,
          ------------------
determined in accordance with GAAP, of One Million Dollars ($1,000,000) at all times that the Indebtedness is outstanding or Lender is obligated to make Advances.

     6.9  Maintenance. Borrower shall maintain or cause to be maintained the
          -----------
Resort in good repair, working order and condition and shall make or cause to be made all necessary replacements to the Property.

     6.10 Proceeds. Immediately upon Borrower's receipt of proceeds from the
          --------
sale of any of the Collateral (other than the Financed Notes Receivable or Pledged Documents), Borrower shall deliver such proceeds to Lender in their original form and pending delivery to Lender. Borrower will hold such proceeds as agent for Lender and in trust for Lender.

     6.11 Title. Borrower shall promptly notify Lender of any claim, action or
          -----
proceeding affecting title to the Collateral, or any part thereof, or any of the security interests granted hereunder, and, at the request of Lender, appear in and defend, at Borrower's expense, any such claim, action or proceeding.

     6.12 Use of Lender Name. Borrower will not, and will not permit any
          ------------------
Affiliate to, without the prior written consent of Lender, use the name of Lender or the name of any affiliates of Lender in connection with any of their respective businesses or activities, except in connection with internal business matters, administration of any of the Loans and as required in dealings with governmental agencies.

     6.13 Other Documents. Borrower will maintain accurate and complete files
          ---------------
relating to the Notes Receivable and other Collateral to the reasonable satisfaction of Lender, and such files will contain copies of each Note Receivable, as amended from time to time, copies of all relevant credit memoranda relating to such Notes Receivable and all collection information and correspondence relating thereto.

     6.14 Subordinated Obligations; Partner Indebtedness. Borrower will not,
          ----------------------------------------------
directly or indirectly, (a) permit any payment to be made in respect of any indebtedness, liabilities or obligations, direct or contingent, which are subordinated by the terms thereof or by separate instrument to the payment of principal of, and interest on, the Receivables Note and the Construction Note except for Permitted Distributions or otherwise in accordance with the terms of such subordination or, with respect to the Partner Indebtedness in accordance with a Partner Indebtedness Payment Schedule that has been approved by Lender,
(b) permit the amendment, rescission or other modification of any such subordination provisions of any of Borrower's subordinated obligations in such a manner as to affect adversely Lender's lien or the prior position of the Receivables Note, or the Construction Note, or (c) permit the prepayment or redemption, except for mandatory prepayments, of all or any part of any subordinated obligations of Borrower except in accordance with the terms of a Partner Indebtedness Payment Schedule that has been approved by Lender.

     6.15 Further Assurances. Borrower will execute and deliver, or cause to be
          ------------------
executed and delivered, such other and further agreements, documents, instruments, certificates and assurances as, in the judgment of Lender exercised in good faith may be necessary or appropriate to more effectively evidence or legally secure the Indebtedness and to ensure the performance of the terms and provisions of the Loan Documents. In addition, Borrower shall deliver to Lender from time to time upon each request by Lender such documents, instruments or other matters or items as Lender may require to evidence Borrower's compliance its representations, warranties and covenants.

     6.16 Credit Investigations. Lender may, provided such contact is in
          ---------------------
compliance with applicable law, contact any Purchaser directly, whether prior to or after a sale of an Interval, to verify all relevant information regarding such Purchaser and, unless Borrower performs third party credit investigations of Purchasers and delivers to Lender copies of all credit reports, may perform, at Borrower's expense, any and all credit investigations as Lender may deem necessary to determine whether any such Purchaser meets the requirements to be an Eligible Notes Receivable.

     6.17 Loan Servicing. The servicing company and Servicing Agreement shall be
          --------------
satisfactory to Lender in its sole discretion. Borrower may not amend or terminate the Servicing Agreement without Lender's prior approval. The Servicing Agreement shall be cancelable by Lender upon the occurrence of any default under the Loan Documents. If such servicer is an Affiliate, no servicing fees shall be paid if a default under any Loan Document has occurred and is continuing.

     6.18 Custodian.  Lender shall have the right at any time to utilize
          ---------
Custodian to maintain custody of the Collateral. Borrower agrees not to interfere with Custodian's performance of its duties under the Custodial Agreement or to take any action that would be inconsistent in any way with the terms of the Custodial Agreement. Borrower shall pay all costs and expenses of Custodian or of Lender in entering into and maintaining the Custodial Agreement.

     6.19 Notice of Proceedings/Subordinated Debt Default. Borrower will deliver
          -----------------------------------------------
to Lender, within ten (10) days of Borrower becoming aware of any such matter,
(i) written notice of any action, suit, proceeding, order or injunction commenced, issued or threatened against Borrower, General Partner, Guarantor or the Resort, at law or in equity, which involves asserted liability of $100,000 or more or otherwise could have a material adverse effect on Borrower, General Partner, Guarantor or the Resort, or Borrower's ability to repay the Receivables Loan, and (ii) the occurrence of any default under any indebtedness subordinated to the Indebtedness.

     6.20 Distributions. For so long as any of the Indebtedness is outstanding
          -------------
or Lender has any obligation to make Advances hereunder or under the C&A Loan Documents, Borrower shall not make any Distribution except for Permitted Distributions.

                                   SECTION 7
                                   ---------

                              NEGATIVE COVENANTS
                              ------------------

So long as any portion of the Indebtedness remains unpaid or Lender is committed to lend hereunder, unless Lender otherwise consents in writing, Borrower hereby covenants and agrees with Lender as follows:

     7.1  Consolidation and Merger. Borrower will not consolidate with or merge
          ------------------------
into any other Person or permit any other Person to consolidate with or merge into it.

     7.2  Restrictions on Transfers. Borrower shall not, without obtaining the
          -------------------------
prior written consent of Lender in Lender's sole discretion (a) transfer, sell, pledge, convey or assign all or any portion of the Property or the Collateral (or contract to do any of the foregoing, including, without limitation, options to purchase and so called "installment sales contracts", "land contracts", or "contracts for deed"), except sales of Intervals to Purchasers in arm's-length transactions and sales of Units that do not constitute C&A Loan Collateral and that were not constructed using proceeds of the Construction Loan, and the replacement in the ordinary course of business of items of Collateral that have become destroyed, damaged or obsolete; (b) permit any sale, assignment, encumbrance, dilution or other disposition of any ownership interests in Borrower (including any right to receive profits, losses or cash flow related to the Resort) now held by the General Partner that would cause Andrew J. Gessow to own less than a fifty percent (50%) interest in the General Partner or to cease to have overall management responsibility and control over Borrower; (c) permit any sale, assignment, encumbrance or other disposition of any ownership interest in the Borrower that would cause Borrower to be controlled by a Person other than the General Partner; (d) allow any transfer or encumbrance of any unsold Interval or the interest in the underlying Units, except for sales of Intervals to Purchasers in arm's-length transactions and Units that do not constitute C&A Loan Collateral and the construction of which was not financed by any proceeds of the Construction Loan. Notwithstanding the foregoing, the occurrence of an event described in clause (b) above arising solely from either the death of Andrew J. Gessow or operation of law shall not constitute a breach of this
Section 9 if and only to the extent that within forty-five (45) days following any such event, Borrower identifies to Lender the person replacing Andrew J. Gessow and such person is satisfactory to Lender in its reasonable discretion. Intestate transfers or transfers by devise shall not constitute a transfer for purposes of the foregoing provisions. Borrower further covenants and agrees that, subject to the provisions of Section 10.10 of the Receivables Loan Agreement, if Borrower obtains financing for Note Receivables (as defined in the Receivables Loan Agreement) that are not part of the Receivables Loan Collateral from any lender or person other than Lender, that such financing will be secured only by the Note Receivables so financed. Borrower further covenants and agrees that, for so long as any amount of the Construction Loan or Acquisition Loan is outstanding or Lender has any obligation under the C&A Loan Agreement to advance proceeds of the Construction Loan, and subject to the provisions of Section 6.16 of the Construction Loan Agreement for so long as Section 6.16 is effective, if Borrower obtains financing for any real and/or personal property in the Resort that is not part of the C&A Loan Collateral from any lender or person other than Lender, that such financing will be secured only by the real and/or personal property so financed. Notwithstanding the foregoing, any lender or person providing financing for both Note Receivables and construction of any improvements may cross-collateralize such financings but only for so long as any such construction financing or obligation to provide construction financing remains outstanding.

     7.3  Timeshare Regimen. Without Lender's prior written consent, which
          -----------------
consent shall not be unreasonably withheld, Borrower shall not amend, modify, supplement or terminate the Declaration or the covenants, conditions, easements or restrictions against the Resort (or any portion thereof), except for amendments that cause additional Units and Intervals to be annexed into the timeshare regimen of the Resort, the Tenth Amendment in the form submitted to Lender prior to the Closing Date, and any amendment changing the definition of "Designated Season" under the Declaration, and except that if any amendment or modification is required by law, Borrower shall implement the same and give prompt written notice thereof to Lender.

     7.4  Collateral. Borrower shall not take any action (nor permit or consent
          ----------
to the taking of any action) which might reasonably be anticipated to materially impair the value of the Collateral or any of the rights of Lender in the Collateral.

     7.5  No Sales Outside of Missouri. Borrower shall not market, attempt to
          ----------------------------
sell or sell any Intervals outside of the State of Missouri, unless prior to taking any such actions, Borrower has obtained the applicable Compliance Documents. For purposes of this Section 7.5, the mere solicitation or advertisement of Interval sales in any State other than Missouri shall not require delivery of any Compliance Documents, provided that such solicitation or advertisement activities shall comply with all applicable laws. No Advances with respect to Notes Receivable arising from sales of Intervals in any State other than Missouri will be made by Lender unless and until Lender receives and approves the Compliance Documents for such other State.

     7.6  Contracts.  Borrower shall not amend, modify or assign any management,
          ---------
marketing, servicing, maintenance or other similar contract for the Resort.


                                   SECTION 8
                                   ---------

                            Intentionally Omitted.
                            ----------------------

                                   SECTION 9
                                   ---------

                                   REMEDIES
                                   --------

     9. 1 Remedies Upon Default. Upon the occurrence of an Event of Default,
          ---------------------
Lender may take any one or more of the following actions, all without notice to
Borrower:

          (a) ACCELERATION. Declare the unpaid balance of the Indebtedness, or
              ------------
     any part thereof, immediately due and payable, whereupon the same shall be due and payable.

          (b) TERMINATION OF OBLIGATION TO ADVANCE. Terminate any commitment of
              ------------------------------------
     Lender to lend under this Agreement or any of the Loan Documents in its entirety, or any portion of any such commitment, to the extent Lender shall deem appropriate.

          (c) JUDGMENT. Reduce Lender's claim to judgment, foreclose or
              --------
     otherwise enforce Lender's security interest in all or any part of the Collateral by any available judicial procedure.

          (d) SALE OF COLLATERAL. Exercise all the rights and remedies of a
              ------------------
     secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) including, without limitation, (i) require Borrower to, and Borrower hereby agrees that it will, at its expense and upon request of Lender forthwith, assemble all or part of the Collateral as directed by Lender and make it available to Lender at a place to be designated by Lender which is reasonably convenient to both parties; (ii) enter upon any premises of Borrower and take possession of the Collateral; and (iii) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Lender's offices or elsewhere, at such time or times, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Lender may deem commercially reasonable. Borrower agrees that, to the extent notice of sale shall be required by law, ten (10) days notice of the time and place of any sale shall constitute reasonable notification. At any sale of the Collateral, if permitted by law, Lender may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) for the purchase of the Collateral, or any portion thereof for the account of Lender. Borrower shall remain liable for any deficiency. Lender shall not be required to proceed against any Collateral but may proceed against Borrower directly. To the extent permitted by law, Borrower hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter enacted.

               (e) RECEIVER. Apply by appropriate judicial proceedings for
                   --------
     appointment of a receiver for the Collateral, or any part thereof, and Borrower hereby consents to any such appointment.

               (f) EXERCISE OF OTHER RIGHTS. Exercise any and all other rights
                   ------------------------
     or remedies afforded by any applicable laws or by the Loan Documents as Lender shall deem appropriate, at law, in equity or otherwise, including, but not limited to, the right to bring suit or other proceeding, either for specific performance of any covenant or condition contained in the Loan Documents or in aid of the exercise of any right or remedy granted to Lender in the Loan Documents.

     9.2 APPLICATION OF COLLATERAL; TERMINATION OF AGREEMENTS. Upon the
         ----------------------------------------------------
occurrence of an Event of Default, Lender may apply against the Indebtedness any and all Collateral in its possession, any and all balances, credits, deposits, accounts, reserves, indebtedness or other moneys due or owing to Borrower held by Lender hereunder or under any other financing agreement or otherwise, whether accrued or not.

     9.3  WAIVERS. No waiver by Lender of any Event of Default shall be deemed
          -------
to be a waiver of any other or subsequent Event of Default. No delay or omission by Lender in exercising any right or remedy under the Loan Documents shall impair such right or remedy or be construed as a waiver thereof or an acquiescence therein, nor shall any single or partial exercise of any such right or remedy preclude other or further exercise thereof, or the exercise of any other right or remedy under the Loan Documents or otherwise. Further, Borrower and each and every surety, endorser, guarantor and other party liable for the payment or performance of all or any portion of the Indebtedness, severally waive notice (except for any notice expressly required in the Loan Documents) of the occurrence of any Event of Default, presentment and demand for payment, protest, and notice of protest, notice of intention to accelerate, acceleration and nonpayment, and agree that their liability shall not be affected by any renewal or extension in the time of payment of the Indebtedness, or by any release or change in any security for the payment or performance of the Indebtedness, regardless of the number of such renewals, extensions, releases or changes.

     9.4  CUMULATIVE RIGHTS. All rights and remedies available to Lender under
          -----------------
the Loan Documents shall be cumulative and in addition to all other rights and remedies granted to Lender at law or in equity, whether or not the Indebtedness is due and payable and whether or not Lender shall have instituted any suit for collection or other action in connection with the Loan Documents.

     9.5  EXPENDITURES BY LENDER. Any sums expended by or on behalf of Lender
          ----------------------
pursuant to the exercise of any right or remedy provided herein (including reasonable attorneys' fees) shall become part of the Indebtedness and shall bear interest at the Default Rate, from the date of such expenditure until the date repaid.

                                  SECTION 10
                                  ----------

                           CERTAIN RIGHTS OF LENDER
                           ------------------------

     10.1  PROTECTION OF COLLATERAL. Lender may at any time and from time to
            ------------------------
time take such actions as Lender deems necessary or appropriate to protect Lender's liens and security interests in and to preserve the Collateral. Borrower agrees to cooperate fully with all of Lender's efforts to preserve the Collateral and Lender's liens and security interests therein and will take such reasonable actions to preserve the Collateral and Lender's liens and security interests therein.

     10.2 PERFORMANCE BY LENDER. If Borrower fails to perform any agreement
          ---------------------
contained herein or in any of the Loan Documents, Lender may, but shall not be obligated to, cause the performance of, such agreement, and the expenses of Lender incurred in connection therewith shall be payable by Borrower pursuant to
Section 10.3 below.

     10.3 FEES AND EXPENSES. Borrower agrees to promptly pay all reasonable
          -----------------
Costs incurred by Lender in connection with the documentation, modification, workout, collection or enforcement of the Loans or any of the Loan Documents and all such Costs shall be included as additional Indebtedness bearing interest at the Default Rate until paid.

     10.4 LENDER'S RIGHT OF SET-OFF. Upon the occurrence of an Event of Default,
          -------------------------
or if Lender shall be served with garnishment process in which Borrower shall be named as defendant, whether or not any Event of Default shall have occurred, Lender may, but shall not be required to, set-off any indebtedness owing by Lender to Borrower against any of the Indebtedness without first resorting to the security hereunder and without prejudice to any other rights or remedies of Lender or its security interest herein.

     10.5 ASSIGNMENT OF LENDER'S INTEREST. Lender shall have the right to assign
          -------------------------------
all or any portion of its rights in this Agreement, any of the Loan Documents to any subsequent holder or holders of the Indebtedness.

     10.6 NOTICE TO PURCHASER. Borrower authorizes both Lender and the Custodian
          -------------------
(but neither Lender nor the Custodian shall be obligated) to communicate at any time and from time to time with any Purchaser or any other Person primarily or secondarily liable under a Financed Note Receivable with regard to the lien of Lender thereon and any other matter relating thereto. Borrower agrees to notify each Purchaser in writing of the assignment to Lender of its respective Financed Note Receivable and to direct such Purchaser to remit all payments thereunder to the Bank or to such other Person as Lender may designate.

     10.7 COLLECTION OF FINANCED NOTE RECEIVABLES. Borrower shall direct and
          ---------------------------------------
authorize each party liable for the payment of the Financed Notes Receivable to pay each installment thereon to Bank pursuant to the Lockbox Agreement unless and until directed otherwise by written notice from Lender, after which such parties are directed to make all further payments on the Financed Notes Receivable in accordance with the directions of Lender. Following the occurrence of an Event of Default and for so long as such Event of Default shall continue, Lender shall have the right to (a) require that all payments due under the Financed Notes Receivable be paid directly to Lender, and to receive, collect, hold and apply the same in accordance with the provisions of this Agreement, and
(b) take such remedial action available to it for the enforcement of any defaulted Note Receivable assigned to Lender including the foreclosure of any Deed of Trust securing the payment thereof. Borrower hereby further authorizes, directs and empowers Lender to collect and receive all checks and drafts evidencing such payments and to endorse such checks or drafts in the name of Borrower and upon such endorsements, to collect and receive the money therefor. The right to endorse checks and drafts granted pursuant to the preceding sentence is irrevocable by Borrower, and the banks or banks paying such checks or drafts upon such endorsements, as well as the signers of the same, shall be as fully protected as though the checks or drafts have been endorsed by Borrower.

Upon payment and satisfaction in full of all Indebtedness, Lender will, at Borrower's request and sole expense, give written notice as necessary to redirect payment of the Financed Notes Receivable as requested by Borrower.

     10.8 POWER OF ATTORNEY. Borrower does hereby irrevocably constitute and
          -----------------
appoint Lender as Borrower's true and lawful agent and attorney-in-fact, with full power of substitution, for Borrower and in Borrower's name, place and stead, or otherwise, to (a) endorse any checks or drafts payable to Borrower in the name of Borrower and in favor of Lender as provided in Section 10.7 above;
(b) to demand and receive from time to time any and all property, rights, titles, interests and liens hereby sold, assigned and transferred, or intended so to be, and to give receipts for same; (c) from time to time to institute and prosecute in the name of Borrower or otherwise, but for the benefit of Lender, any and all proceedings at law, in equity, or otherwise, that Lender may deem proper in order to collect, assert or enforce any claim, right or title, of any kind, in and to the property, rights, titles, interests and liens hereby sold, assigned or transferred, or intended so to be, and to defend and compromise any and all actions, suits or proceedings in respect of any of the said property, rights, titles, interests and liens; and (d) generally to do all and any such acts and things in relation to the Collateral as Lender shall in good faith deem advisable. Borrower hereby declares that the appointment made and the powers granted pursuant to this Section are coupled with an interest and are and shall be irrevocable by Borrower in any manner, or for any reason, unless and until all obligations of Borrower to Lender have been satisfied. Notwithstanding any provision of this Section 10.8 to the contrary, Lender agrees that for so long as no Event of Default has occurred and is continuing, it will not exercise the power of attorney granted under this Section 10.8 with respect to any Financed Note Receivable, which ceases to become an Eligible Note Receivable by reason of an installment payment thereunder becoming more than sixty (60) days past due and is not replaced by Borrower as provided in Section 2.5(b) hereof, prior to the expiration of the ninetieth (90th) day on which such Financed Note Receivable becomes past due and the failure of Borrower to perform as required pursuant to clauses (i) or (ii) of Section 2.5(b) of this Agreement.


     10.9 INDEMNIFICATION OF LENDER. Borrower hereby agrees to indemnify Lender
          -------------------------
and hold Lender harmless from and against any and all liabilities, indebtedness, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses, and disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against Lender, in any way relating to or arising out of
(a) this Agreement and the Loan Documents, and/or (b) any of the transactions contemplated therein or thereby (including, without limitation, those in any way relating to or arising out of the violation by Borrower of any federal or state laws including the Interstate Land Sales Act or the Timeshare Act). Upon receiving knowledge of any suit, claim or demand asserted by a third party that Lender believes is covered by this indemnity, and subject to the condition that no Event of Default under this Agreement shall then exist, Lender shall give Borrower notice of the matter and an opportunity to defend it, at Borrower's sole cost and expense, with legal counsel satisfactory to Lender. Notwithstanding any defense by Borrower of any such suit, claim or demand, Lender shall have the right to participate in any material decision affecting the conduct or settlement of any dispute or proceeding for which indemnification may be claimed. It is the express intention of the parties hereto that the indemnity provided for herein is intended to and shall protect and indemnify Lender from the consequences of Lender's own negligence (but not gross negligence or willful misconduct), whether or not that negligence is the sole or concurring cause of any liability, obligation, loss, damage, penalty, action, judgment, suit, claim, cost, expense or disbursement.

     10.10  LENDER'S RIGHT TO PROVIDE FINANCING. Subject to the terms and
            -----------------------------------
conditions of this Section 10.10, Borrower hereby covenants with Lender that, for so long as any Indebtedness consisting of the Construction Loan is outstanding, Lender shall have, and Lender is hereby granted, an exclusive right and option (the "FUNDING OPTION") to provide all secured financing for Notes Receivable generated from the sale by Borrower or any Affiliate of Borrower to Purchasers of Intervals with respect to Units located in buildings constructed with proceeds of the Construction Loan. The Funding Option may be exercised or not exercised in Lender's sole and absolute discretion. Borrower shall submit to Lender a written request for financing under the Funding Option and Lender shall, within fifteen (15) Business Days after receipt of such written request notify Borrower in writing if Lender elects to exercise such Funding Option and provide the requested financing, with the closing for such financing to occur within thirty (30) days after Lender's election to exercise the Funding Option. The failure of Lender to exercise the Funding Option with respect to any Borrower request therefor shall terminate Lender's right to exercise the Funding Option with respect to any subsequent request, and at Borrower's request, Lender shall deliver to Borrower a writing in recordable form confirming such termination. Any credit facility established by Lender pursuant to the Funding Option shall be on the same terms and conditions as the Receivables Loan. Notwithstanding anything contained herein to the contrary, it is expressly agreed and understood that any financing to be extended pursuant to the Funding Option shall be subject to approval by Lender's loan committee in accordance with Lender's standard credit guidelines, and it is further expressly agreed and understood that Lender is under no obligation to exercise the Funding Option and that nothing in this Section 10.10 shall be deemed or construed to create any such obligation.

                                  SECTION 11
                                  ----------

                                 MISCELLANEOUS
                                 -------------

     11.1 NOTICE. Any notice or other communication required or permitted to be
          ------
given shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied or sent by overnight courier or U.S. Mail and shall be deemed given: (a) if served in person, when served; (b) if telecopied, on the date of transmission if before 3:00 p.m. (Chicago time) on a business day; provided that a hard copy of such notice is also sent pursuant to
              --------
(c) or (d) below; (c) if by overnight courier, on the first business day after delivery to the courier; or (d) if by U.S. Mail, certified or registered mail, return receipt requested on the fourth (4th) day after deposit in the mail postage prepaid.

Notices to Borrower:              Fall Creek Resort, L.P.
                                  2934 Woodside Road
                                  Woodside, California 94062
                                  Attn:  Andrew J. Gessow

     with a copy to:              Leo Rose III, Esq.
                                  Schreeder, Wheeler & Flint
                                  The Candler Building
                                  Sixteenth Floor
                                  127 Peachtree Street, N.E.
                                  Atlanta, Georgia 30303-1845
                                  Telecopy:  (404) 681-1046

            and                   James Maneri
                                  7 Great Valley Parkway
                                  Suite 225
                                  Great Valley Corporate Center
                                  Malvern, Pennsylvania 19355
                                  Telecopy:  (610) 889-9726

Notices to Lender:                Heller Financial, Inc.
                                  Real Estate Financial Services
                                  Attn:  Portfolio Manager, Secured Receivables
                                  500 West Monroe St. 15th Fl.
                                  Chicago, Illinois 60661
                                  Telecopy:  (312) 441-7119

     with a copy to:              Heller Financial, Inc.
                                  Real Estate Financial Services
                                  Attn:  Group General Counsel
                                  500 West Monroe St. 15th Fl.
                                  Chicago, Illinois 60661
                                  Telecopy:  (312) 441-7872

     11.2 SURVIVAL. All representations, warranties, covenants and agreements
          --------
made by Borrower herein, in the other Loan Documents, or in any other agreement, document, instrument or certificate delivered by or on behalf of Borrower under or pursuant to the Loan Documents shall be considered to have been relied upon by Lender and shall survive the delivery to Lender of such Loan Documents and the extension of the Indebtedness (and each part thereof), regardless of any investigation made by or on behalf of Lender.

     11.3 GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (EXCEPT AS
          -------------
MAY BE EXPRESSLY PROVIDED THEREIN TO THE CONTRARY) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS AND APPLICABLE LAWS OF THE UNITED STATES; PROVIDED, HOWEVER, THAT THE LAW OF THE STATE WHERE THE COLLATERAL IS LOCATED SHALL APPLY AS TO MATTERS RELATING TO THE CREATION, PERFECTION AND ENFORCEMENT OF LIENS, ENCUMBRANCES AND SECURITY INTERESTS IN SUCH COLLATERAL.

     11.4 LIMITATION ON INTEREST. In no event whatsoever shall the amount of
          ----------------------
interest paid or agreed to be paid to Lender pursuant to this Agreement, the Notes or any of the Loan Documents exceed the highest lawful rate of interest permissible under applicable law. If, from any circumstances whatsoever, fulfillment of any provision of this Agreement, the Notes and the other Loan Documents shall involve exceeding the lawful rate of interest which a court of competent jurisdiction may deem applicable hereto ("EXCESS INTEREST"), then ipso
                                                                            ----
facto, the obligation to be fulfilled shall be reduced to the highest lawful
-----
rate of interest permissible under such law and if, for any reason whatsoever, Lender shall receive, as interest, an amount which would be deemed unlawful under such applicable law, such interest shall be applied to the Receivables Loan (whether or not due and payable), and not to the payment of interest, or refunded to Borrower if such Receivables Loan have been paid in full. Neither Borrower nor any guarantor or endorser shall have any action against Lender for any damages whatsoever arising out of the payment or collection of any such Excess Interest.

     11.5 INVALID PROVISIONS. If any provision of this Agreement or any of the
          ------------------
other Loan Documents is held to be illegal, invalid or unenforceable under present or future laws effective during the term thereof, such provision shall be fully severable, this Agreement and the other Loan Documents shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof or thereof, and the remaining provisions hereof or thereof shall remain in full force and effect.

     11.6 COUNTERPARTS; EFFECTIVENESS. This Agreement may be signed in any
          ---------------------------
number of counterparts, each of which shall be an original, with the same effect as if the signature thereto and hereto were on the same instrument. This Agreement shall become effective upon Lender's receipt of one or more counterparts hereof signed by Borrower and Lender.

     11.7 NO DUTY. All attorneys, accountants, appraisers, consultants,
          -------
custodians and other professional persons retained by Lender shall have the right to act exclusively in the interests of Lender and shall have no duty of disclosure, duty of loyalty, duty of care or other duty or obligation of any type or nature whatsoever to Borrower or its shareholders or any other person or entity.

     11.8 LENDER NOT FIDUCIARY. The relationship between Borrower and Lender is
          --------------------
solely that of debtor and creditor, and Lender has no fiduciary or other special relationship with

Borrower, and no term or provision of any of the Loan Documents shall be construed so as to deem the relationship between Borrower and Lender to be other than that of debtor and creditor.

     11.9 ACCOUNTING PRINCIPLES. Where the character or amount of any asset or
          ---------------------
liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, the same shall be determined or made in accordance with GAAP, to the extent applicable, except where such principles are inconsistent with the requirements of this Agreement.

     11.10  ENTIRE AGREEMENT. This Agreement, including the Exhibits and other
            ----------------
Loan Documents and agreements referred to herein embody the entire agreement between the parties hereto, supersedes all prior agreements and understandings between the parties whether written or oral relating to the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no oral agreements among Lender, Borrower, the General Partner or Guarantor or between any two or more of them. This Agreement and the Loan Documents may be modified or changed only in a writing executed by both Lender and Borrower and/or the other affected parties.

     11.11  VENUE. BORROWER AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING
            -----
DIRECTLY, INDIRECTLY OR OTHERWISE IN CONNECTION WITH, OUT OF, RELATED TO OR FROM THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED, AT LENDER'S SOLE DISCRETION AND ELECTION, ONLY IN COURTS HAVING A SITUS WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS. BORROWER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN SAID COUNTY AND STATE. BORROWER HEREBY IRREVOCABLY APPOINTS AND DESIGNATES CT CORPORATION SYSTEM, WHOSE ADDRESS IS BORROWER, C/O CT CORPORATION SYSTEM, 208 S. LASALLE STREET, CHICAGO, ILLINOIS 60604, AS ITS DULY AUTHORIZED AGENT FOR SERVICE OF LEGAL PROCESS AND AGREES THAT SERVICE OF SUCH PROCESS UPON SUCH PARTY SHALL CONSTITUTE PERSONAL SERVICE OF PROCESS UPON SUCH PARTY. IN THE EVENT SERVICE IS UNDELIVERABLE BECAUSE SUCH AGENT MOVES OR CEASES TO DO BUSINESS IN CHICAGO, ILLINOIS, BORROWER SHALL, WITHIN TEN (10) DAYS AFTER LENDER'S REQUEST, APPOINT A SUBSTITUTE AGENT (IN CHICAGO, ILLINOIS) ON ITS BEHALF AND WITHIN SUCH PERIOD NOTIFY LENDER OF SUCH APPOINTMENT. IF SUCH SUBSTITUTE AGENT IS NOT TIMELY APPOINTED, LENDER SHALL, IN ITS SOLE DISCRETION, HAVE THE RIGHT TO DESIGNATE A SUBSTITUTE AGENT UPON FIVE (5) DAYS NOTICE TO BORROWER. BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY LENDER ON THE LOAN DOCUMENTS IN ACCORDANCE WITH THIS PARAGRAPH. LENDER SHALL SEND TO BORROWER AT ITS ADDRESS FOR NOTICE SET FORTH IN SECTION
11.1 A COPY OF ANY PROCESS SERVED PURSUANT TO THIS SECTION 11.11.

     11.12  JURY TRIAL WAIVER. BORROWER AND LENDER HEREBY WAIVE THEIR RESPECTIVE
            -----------------
RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE BUSINESS RELATIONSHIP THAT IS BEING ESTABLISHED. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY BORROWER AND LENDER, AND BORROWER ACKNOWLEDGES THAT NEITHER LENDER NOR ANY PERSON ACTING ON BEHALF OF LENDER HAS MADE ANY REPRESENTATIONS OF FACT TO INCLUDE THIS WAIVER OF TRIAL BY JURY OR HAS TAKEN ANY ACTIONS WHICH IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. BORROWER AND LENDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH OF THEM HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THAT EACH OF THEM WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. BORROWER AND LENDER FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL.

     11.13  CONSENT TO ADVERTISING AND PUBLICITY. Borrower hereby consents that
            ------------------------------------
Lender may issue and disseminate to the public information describing the credit accommodation entered into pursuant to this Agreement and the Loan Documents.

     11.14  DIRECTLY OR INDIRECTLY. Where any provision in this Agreement refers
            ----------------------
to action to be taken by any Person, or which such Person is prohibited from taking, such provisions shall be applicable whether such action is taken directly or indirectly by such Person.

     11.15  HEADINGS. Section headings have been inserted in this Agreement as a
            --------
matter of convenience of reference only; such section headings are not a part of this Agreement and shall not be used in the interpretation of this Agreement.

     11.16  BROKER'S FEES.  There are no brokers, finders' or other similar fees
            -------------
or commitments due with respect to the transactions described in this Agreement or the Loan Documents. Borrower shall defend Lender and save and hold it harmless from all claims of any Persons for any such fees which indemnity shall include reasonable attorneys' fees and legal expenses.

     IN WITNESS WHEREOF, Borrower and Lender have caused this Agreement to be executed and delivered by their duly authorized officers effective as of the date first above written.

                                   BORROWER:

                                   FALL CREEK RESORT, L.P., a
                                   Georgia limited partnership

                                      By:     ARGOSY BRANSON, INC., a
                                              Georgia corporation, its
                                              general partner


                                   LENDER:

                                   HELLER FINANCIAL, INC.

                                   By: Dan Graton
                                      ---------------------------------
                                   Name: Dawn Graton
                                        -------------------------------
                                   Its: Assistant Vice President
                                       --------------------------------

                                 SCHEDULE 4.1
                                 ------------

                              Closing Deliveries
                              ------------------

Pursuant to Section 4.1 of the Agreement, Lender shall not be obligated to fund the initial Advance of the Receivables Loan unless Lender shall have received, in form and substance satisfactory to Lender, all documents, instruments and information as follows:

     1.   OPINIONS OF COUNSEL. An opinion of Borrower's counsel stating: (a)
          -------------------
that the Loans are not usurious under applicable laws; (a) that the Loan Documents are validly executed, duly authorized and binding and enforceable in accordance with their terms; (c) that the execution and delivery of the Loan Documents and the performance of the transactions contemplated thereby do not violate or contravene any Missouri or Georgia law, or court order, judgment or contract to which Borrower or any General Partner is a party; and (d) such further opinions as Lender shall require. The opinion of Borrower's counsel shall be from an independent counsel acceptable to Lender.

     2.   BACKGROUND DOCUMENTS. A true and complete copy of the partnership
          --------------------
agreement creating Borrower and any and all amendments thereto have been furnished to Lender. A true and complete copy of the articles of incorporation and by-laws of General Partner, and all other documents creating and governing General Partner have been furnished to Lender. There are no other agreements, oral or written, among any of the shareholders or partners, as applicable, of General Partner relating to General Partner.

     3.   SURVEY. An as built survey of the Property, dated no more than sixty
          ------
(60) days prior to the Closing Date, prepared by a registered land surveyor in accordance with the 1992 American Land Title Association/American Congress on Surveying and Mapping Standards and certifying that the Property is not in a flood hazard area as identified by the Secretary of Housing and Urban Development and otherwise acceptable to Lender.

     4.   AUTHORIZATIONS. Such certified authorizations or resolutions required
          --------------
to authorize Borrower to enter into and execute this Agreement, the Notes and the other Loan Documents and to borrow the Loans from Lender.

     5.   MANAGEMENT AND OTHER AGREEMENTS. A copy of all management contracts,
          -------------------------------
marketing, servicing, maintenance or other similar contracts for the Resort.

     6.   COMPLIANCE DOCUMENTS. The Compliance Documents.
          ---------------------

     7.   EVIDENCE OF INSURANCE. Evidence of policies of insurance.
          ----------------------

     8.   ELIGIBLE NOTES RECEIVABLE.  With respect to the proposed Financed
          -------------------------
Notes Receivable, verification (i) that the same exist and constitute Eligible Notes Receivable, and (ii) of the amounts due thereunder.

     9.   APPLICABLE LAWS. Evidence that Borrower is in compliance with all
          ---------------
applicable laws in connection with its sales of Intervals.

     10.  LOAN DOCUMENTS. All documents to be executed in connection with the
          --------------
Receivables Loan, including, without limitation, the Receivables Note, the Guaranty (Receivables), UCC-1 Financing Statements, a lockbox agreement, assignment of management, servicing, marketing, maintenance and other similar contracts, and such other documents as Lender may require. All C&A Loan Documents to be executed in connection with the Construction Loan and Acquisition Loan.

     11.  INTENTIONALLY OMITTED.
          ---------------------

     12.  OTHER LOAN DOCUMENTS. Copies of all loan documents between Borrower
          --------------------
and any lender holding a deed of trust or mortgage lien on the Resort or any portion thereof.

     13.  SUBORDINATION AGREEMENTS. A subordination agreement from all holders
          ------------------------
of Partner Indebtedness.

     14.  ENVIRONMENTAL INDEMNITY. An Environmental Indemnity Agreement,
          -----------------------
executed by Borrower in favor of Lender.

     15.  SERVICING AGREEMENT. The fully executed Servicing Agreement together
          -------------------
with an assignment thereof to Lender consented to by the servicing agent.

     16.  CUSTODIAL AGREEMENT. The Custodial Agreement, fully executed by the
          -------------------
parties thereto.

     17.  PARTNER INDEBTEDNESS. Evidence satisfactory to Lender that the term
          --------------------
and maturity date of the Partner Indebtedness has been extended to no sooner than December 31, 1996. The Partner Indebtedness Payment Schedule, which must be satisfactory to Lender in all respects.

     18.  OTHER ITEMS. Such other agreements, documents, instruments and
          -----------
certificates as Lender may request to evidence the Indebtedness and to evidence and perfect the liens and security interests contemplated by the Loan Documents.

     19.  UCC SEARCHES AND TITLE REPORT. Such searches of the applicable public
          -----------------------------
records as it deems necessary under applicable law to verify that it has a first and prior perfected lien and security interest covering all of the Collateral, subject only to the Permitted Exceptions and the Purchase Money Mortgage. A title report from a title company acceptable to Lender for the Property and copies of all exception documents listed thereon.

     20.  GOVERNMENT PERMITS. Copies of all applicable governmental permits,
          ------------------
approvals, consents, licenses, and certificates for the occupancy, and the intended use and operation of the Resort, including the sale and marketing of Intervals including evidence of compliance with applicable zoning and building laws.

     21.  TIMESHARE DOCUMENTS. Copies of all Timeshare Documents, including,
          -------------------
without limitation:

          (a) registration with and permits and current approvals from the appropriate governmental agencies to sell Intervals in the State of Missouri;

          (b) the Declaration and all amendments showing the timeshare interval status of the Units;

          (c) the certificate of good standing, articles of incorporation, bylaws and all amendments of the Resort owners' association (the "ASSOCIATION");

          (d) all agreements entered into by the Association, including the agreement with Borrower for payment of operating and maintenance costs and agreements with Unit purchasers; and

          (e) the form of all documents used to sell Intervals, including but not limited to Notes Receivable, Deeds of Trust, the Purchase Documents, the Public Reports, truth-in-lending statements, real estate contracts, deeds and management agreements.

     22.  TAXES. Evidence that all taxes owed by or for which Borrower is
          -----
responsible for collection have been paid, including but not limited to sales taxes, room occupancy taxes, payroll taxes, personal property taxes, real property taxes, and income taxes.

     23.  FINANCIAL STATEMENTS. Borrower's last filed federal income tax return
          --------------------
and the most recent tax bills for the Property as well as the current annual balance sheets and financial statements for Borrower, the General Partner and Guarantor. The financial statements shall: (a) be certified correct and complete by the appropriate persons, and (b) evidence the entity's financial condition, which shall be satisfactory to Lender in its sole discretion.

     24.  CREDIT STANDARDS. Any credit standards adopted by Borrower and
          ----------------
utilized in approving credit of Purchasers, prior to the adoption of such standards.

     25.  AFFILIATE TRANSACTIONS. Copies of any agreements (including without
          ----------------------
limitation leases) between Borrower and any Affiliate related in any way to non-trade credit transactions involving the Resort or its operations, and any servicing, management or similar arrangements relating to the Resort, all of which shall be satisfactory to Lender, in its sole discretion.

     26.  ENGINEERING AND ENVIRONMENTAL REPORTS. An environmental Phase I site
          -------------------------------------
assessment and engineering report confirming the absence of toxic or hazardous substances and acceptable soils conditions and the structural and mechanical integrity of the improvements at the Property.

     27.  CREDIT REFERENCES. Such satisfactory credit references and results of
          -----------------
credit investigations as Lender may require for Borrower, the General Partner, Guarantor and any Affiliate.

     28.  SUBORDINATION AND/OR NON-DISTURBANCE AGREEMENT. Subordination and/or
          ----------------------------------------------
Non-Disturbance Agreements for the benefit of Lender from such holders of liens against the Property as Lender may require, which agreements shall be in form and substance satisfactory to Lender.

                                 SCHEDULE 4.2
                                 ------------

                          DELIVERIES FOR ALL ADVANCES
                          ---------------------------

Pursuant to Section 4.2 of the Agreement, Lender shall not be obligated to fund any Advance unless Lender and Custodian shall have received, in form and substance satisfactory to Lender, all documents, instruments and information as follows:

                          TO LENDER AT LEAST FIVE (5)
                          ---------------------------
                   DAYS PRIOR TO THE REQUESTED FUNDING DATE:
                   ----------------------------------------

     1. A Request for Advance listing all Eligible Notes Receivable to be financed.

     2. All information pertaining to the creditworthiness of any such Purchaser available to Borrower (specifically, a copy of the credit application and credit report with respect to such Purchaser).

     3.   A copy of the vehicle for downpayment.

     4. A current trial balance report for the Notes Receivable to be pledged in connection with the requested balance.

     5.   Such additional information as Lender may reasonably require.

                        TO CUSTODIAN AT LEAST FIVE (5)
                        ------------------------------
                   DAYS PRIOR TO THE REQUESTED FUNDING DATE:
                   ----------------------------------------

    1. A Request for Advance listing all Eligible Notes Receivable to be financed.

    2. Originals of all Pledged Documents (except that Deeds of Trust may be copies provided that recorded originals are delivered to the Custodian within ten (10) days after they are returned by the recorder's office) in the forms attached hereto as EXHIBITS D, E, and F with each Note Receivable endorsed as follows:

          "Payable to the order of Heller Financial, Inc., with recourse as provided in the Loan and Security Agreement (Receivables) dated October 9, 1995, between Heller Financial, Inc. and Fall Creek Resort."

     3. A recordable Assignment of Contracts, Notes Receivable, and Deeds of Trust in the form attached hereto as EXHIBIT G covering all of the Pledged Documents to be pledged in relation with such Advance.

    4. A mortgagee's policy of title insurance issued to Lender as the insured, insuring each individual Deed of Trust as a valid first lien subject only to those exceptions to title as Lender approves; provided that a commitment for such policy shall be acceptable provided Borrower delivers the final policy within sixty (60) days after the date of the Advance.

     5. A current trial balance report for the Notes Receivable to be pledged in connection with the requested Advance.


     All documents to be delivered to Lender should be sent to:

          Carol Gilday
          Portfolio Administrator
          Heller Real Estate Financial Services
          500 West Monroe, Suite 1500
          Chicago, Illinois 60661
          312-441-7880

     All documents to be delivered to the Custodian should be sent to:

          Sheridan Benson
          Comerica Bank - Dallas
          1601 Elm Street, 4th Floor
          Dallas, Texas 75201
          214-979-8360

                                  APPENDIX A
                                  ----------

                              DEFINITION OF TERMS
                              -------------------

     ACQUISITION LAND. The land described on Exhibit "D" attached to the C&A
     ----------------                        ----------
Loan Agreement.

     ACQUISITION LOAN. The land acquisition loan by Lender to Borrower, in the
     ----------------
amount of $750,000.

     ACQUISITION LOAN COMMITMENT FEE. A loan commitment fee equal to one percent
     -------------------------------
(1%) of the amount of the Acquisition Loan.

     ACQUISITION NOTE. The Promissory Note (Acquisition) evidencing the
     ----------------
Acquisition Loan from Borrower to Lender dated the Closing Date, in the original principal amount of Seven Hundred Fifty Thousand Dollars ($750,000).

     ADVANCE. A disbursement by Lender in accordance with the terms of the
     -------
applicable Loan Documents of any of the proceeds of (i) the Construction Loan and/or the Borrower's Deposit, or (ii) the Receivables Loan.

     AFFIDAVIT OF BORROWER. A sworn affidavit of Borrower (and such other
     ---------------------
parties as Lender may reasonably require) to the effect that all statements, invoices, bills, and other expenses incident to the acquisition of the Property and the construction of the Improvements incurred to and due by a specified date, whether or not specified in an Approved Budget, have been paid in full, except for (a) amounts retained pursuant to the Construction Contract, and (b) items to be paid from the proceeds of an Advance of the Construction Loan then being requested or in another manner satisfactory to Lender.

     AFFILIATE. (a) Any person or entity which has a financial interest in
     ---------
Borrower, or any Guarantor or General Partner; (b) any person or entity under common ownership with Borrower, or any Guarantor or General Partner; (c) any person or entity in which Borrower, or any Guarantor or General Partner has a financial interest; (d) any spouse, ancestor or lineal descendant (natural or adopted) of Borrower, or any Guarantor or General Partner (any of (a), (b), (c) and (d) are referred to as a "RELATED PARTY"); (e) any person or entity which
                              -------------
has a financial interest in any Related Party; (f) any trust for the benefit of Borrower, or any Guarantor, General Partner or any Related Party; or (g) any person or entity in which any Related Party has a financial interest.

     APPLICATION FOR ADVANCE. A written application on an AIA and other forms as
     -----------------------
set forth in Exhibit "A" attached to the C&A Loan Agreement, by Borrower (and
             ----------
such other parties as Lender may require) to Lender specifying by name, current address, and amount all parties to whom Borrower is obligated for labor, materials, or services supplied for the construction of the Improvements and all other expenses incident to the Construction Loan, the Property, and the construction of the Improvements, whether or not specified in an Approved Budget, requesting an Advance of the Construction Loan for the payment of such items, containing an Affidavit of Borrower, and accompanied by such schedules, affidavits, releases, waivers, statements, invoices, bills, and other documents as Lender and Title Company may reasonably request.

     APPROVED BUDGET. One or more budgets showing all construction costs of the
     ---------------
Improvements, including hard and soft costs, interest reserve and contingencies, and approved by Lender pursuant to Section 2.10 of the C&A Loan Agreement.

     ARCHITECT. Hudson & Associates, the architect for the Improvements.
     ---------

     ARCHITECTURAL CONTRACT. All written agreements between Borrower and
     ----------------------
Architect for architectural services pertaining to construction of the Improvements.

     AVAILABILITY PERIOD. The period commencing on the Closing Date and ending
     -------------------
on the last day of the eighteenth (18th) month after the Closing Date.

     AVAILABILITY. The lesser of (i) $10,000,000 minus Advances of the
     ------------
Receivables Loan then outstanding, or (ii) an amount equal to 90% of the aggregate outstanding principal balance of Eligible Notes Receivable to be assigned to Lender in connection with an Advance of the Receivables Loan.

     BANK. Such banking institution selected by Borrower and approved by Lender
     ----
to act as the lockbox agent under the Lockbox Agreement.

     BORROWER. Fall Creek Resort, L.P., a Georgia limited partnership, and its
     --------
successors and assigns, provided that Borrower shall be subject to all restrictions on assignment and transfer of the Property or any part thereof or interest therein that are contained in the Loan Documents.

     BORROWER'S DEPOSIT. Such cash sums as Lender may deem necessary, from time
     ------------------
to time until the Construction Loan is paid in full, in addition to the Construction Loan, for the payment of the costs of labor, materials, and services required for the construction of the Improvements, other costs and expenses specified in an Approved Budget, and other costs and expenses required to be paid in connection with the construction of the Improvements in accordance with the Plans and any Governmental Requirements.

     BUSINESS DAY. Any day which is not a Saturday or Sunday or a legal holiday
     ------------
under the laws of the State of Illinois, State of Missouri or the United States.

     C&A LOAN AGREEMENT. The Construction and Acquisition Loan Agreement of even
     ------------------
date herewith, between Borrower and Lender and setting forth the terms and conditions of the Construction Loan and the Acquisition Loan.

     C&A LOAN COLLATERAL. All real and personal property securing the C&A Loan. For purposes of this defined term only, the C&A Loan Collateral does not include the Receivables Loan Collateral.

     C&A LOAN DOCUMENTS. The C&A Loan Agreement, the Construction Deed of Trust, the Construction Note, the Acquisition Note, the Guaranty (Construction), any debt or lien subordination agreements or instruments that Lender may require with respect to any indebtedness of Borrower to any person, and such other instruments evidencing, securing, or pertaining to the C&A Loan as shall, from time to time, be executed and delivered by Borrower, Guarantor, or any other party to Lender pursuant to the C&A Loan Agreement, including, without limitation, each Affidavit of Borrower, each Application for Advance, and an Approved Budget, as any or all of the foregoing may be amended, renewed, extended, restated or supplemented from time to time. For purposes of this defined term only, C&A Loan Documents shall not include any Receivables Loan Documents.

     C&A LOAN MATURITY DATE. October 31, 1998.

     CLOSING DATE. The date of the C&A Loan Agreement and Receivables Loan Agreement.

     CODE. The Uniform Commercial Code as in force in the state in which the Property is located, as the same may be amended from time to time.

     COLLATERAL. All C&A Loan Collateral and all Receivables Loan Collateral.

     COMMITMENT FEE. A loan commitment fee with respect to the Receivables Loan equal to one percent (1%) of the Receivables Loan.

     COMPLETED IMPROVEMENTS. The improvements located on the Resort consisting of ten (10) completed buildings, each containing six (6) units.

     COMPLETION. The substantial completion of the Improvements (or, if applicable, the Improvements Under Construction or the Planned Improvements) substantially in accordance with the Plans, as evidenced by (i) a certificate of occupancy (or its equivalent) permitting legal occupancy thereof issued by the local Governmental Authorities with jurisdiction over construction of the Improvements, (ii) a certificate of the Architect in form and substance satisfactory to Lender, and (iii) a certificate of the Inspecting
Architects/Engineers in form and substance satisfactory to Lender.

     COMPLIANCE CERTIFICATE. Certificate of Borrower certifying to the matters set forth in Section 6.6(e) of the Receivables Loan Agreement.

     COMPLIANCE DOCUMENTS. With respect to sales of Intervals in any state or jurisdiction: (i) if required by Lender, a memorandum in substance satisfactory to Lender from an attorney licensed in such state or jurisdiction addressing the compliance of Borrower's sales and financing documents and planned sales practices with the applicable law of such state or jurisdiction, (ii) evidence satisfactory to Lender that the governmental authority of such state or jurisdiction having jurisdiction over sales of timeshare intervals has issued all required approvals of Borrower's sales and financing documents and sales practices, and (iii) copies of Borrower's sales and financing documents as approved by such state.

     CONSTRUCTION CONTRACT. All construction contracts executed by Borrower for the construction of the Improvements, including, without limitation, contracts between Borrower and Contractor.

     CONSTRUCTION DEED OF TRUST. The Construction Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing from Borrower, as trustor, to Stephen C. Babbit, as trustee, for the benefit of Lender, as beneficiary, dated of even date herewith securing the payment of the Notes, and the payment and performance of all obligations specified in the Construction Deed of Trust and the Loan Documents, and evidencing a valid and enforceable lien on and direct assignment of the Property.

     CONSTRUCTION LOAN. The revolving construction loan by Lender to Borrower, in the maximum amount of $3,000,000.

     CONSTRUCTION NOTE. The Promissory Note (Construction) evidencing the Construction Loan from Borrower to Lender dated the Closing Date, in the original principal amount of Three Million Dollars ($3,000,000).

     CONTRACTOR. Larry Snyder & Company, the general contractor for the Improvements.

     COSTS. All expenditures and expenses which may be paid or incurred by or on behalf of Lender including repair costs, payments to remove or protect against liens, attorneys' fees (including fees of Lender's inside counsel), receivers' fees, appraisers' fees, engineers' fees, accountants' fees, independent consultants' fees (including environmental consultants), all costs and expenses incurred in connection with any of the foregoing, Lender's out-of-pocket costs and expenses related to any audit (subject to the maximum amount set forth in Section 6.4 of the Receivables Loan Agreement) of the Resort or the Collateral or any part thereof, outlays for documentary and expert evidence, stenographers' charges, stamp taxes, publication costs, and costs (which may be estimates as to items to be expended after entry of an order or judgment) for procuring all such abstracts of title, title and UCC searches, and examination, title insurance policies, and similar data and assurances with respect to title as Lender may deem reasonably necessary either to prosecute any action or to evidence to bidders at any foreclosure sale of the Property the true condition of the title to, or the value of, the Collateral or any part thereof.

     CRESCENT MORTGAGE. That certain deed of trust or mortgage executed by Borrower as trustor in favor of Crescent Mortgage Corporation as beneficiary which will be paid off and released of record on the Closing Date with proceeds from the Initial Advance.

     CUSTODIAL AGREEMENT. An agency and custodial agreement among Borrower, Lender and Custodian providing for the maintenance of the Pledged Documents.

     CUSTODIAN. Comerica Bank of Texas or such other Person designated by Lender and approved by Borrower to maintain physical possession of the Pledged Documents.

     DECLARATION. The Declaration of Condominium For The Plantation at Fall Creek, a Condominium, recorded February 22, 1993, in Book 318, Page 8179, Public Records of Taney County, Missouri, as amended by Amendments First Through Ninth, inclusive, all recorded in the Public Records of Taney County, Missouri, and as hereafter further amended.

     DEBTOR RELIEF LAWS. Any applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, insolvency, reorganization, or similar laws affecting the rights or remedies of creditors generally, as in effect from time to time.

     DEED OF TRUST. Any deed of trust or mortgage executed and delivered by a Purchaser, encumbering all of the right, title and interest of each such Purchaser in and to its purchased Interval as security for such Purchaser's obligations under any Financed Note Receivable.

     DEFAULT. Any event which, with the giving of notice or the passage of time or both, would become an Event of Default.

     DEFAULT RATE. A per annum rate of interest equal to the Interest Rate plus four percent (4%).

     DISTRIBUTIONS. All distributions of any kind (including, without limitation, payments in respect of indebtedness) made by Borrower to any Affiliate or any of its partners or to any person having a direct or indirect beneficial ownership interest in Borrower or such partners in respect of (i) distributions to the partners of Borrower pursuant to the Limited Partnership Agreement, (ii) the payment of fees, expenses and other amounts of any nature pursuant to the Limited Partnership Agreement, (iii) the repayment of any Partner Indebtedness, and (iv) the repayment of any other partner loans to Borrower now or hereafter outstanding.

     ELIGIBLE NOTE RECEIVABLE. Each Note Receivable satisfying all of the following criteria:

          (a) Payments due under the Note Receivable shall be fully self amortizing. As to all Financed Notes Receivable pledged to Lender, at least ninety percent (90%) of the total Notes Receivable securing the Loan shall have a term of no greater than eighty-four (84) months, and up to ten percent (10%) of such Notes Receivable may have a term of no greater than one hundred twenty (120) months;

          (b) Purchaser has made a cash down payment of at least ten percent (10%) of the actual purchase price of the Interval and no part of such payment has been made or loaned to Purchaser by Borrower or an Affiliate;

          (c) The terms of such Note Receivable have not been modified;

          (d) No installment is more than thirty (30) days past due on a contractual basis at the time of assignment to Lender, nor becomes more than sixty (60) days past due on a contractual basis thereafter;

          (e) The interest rate is fixed at a weighted average of not less than 13% per annum with respect to the total Notes Receivable securing the Loan (determined as of any time);

          (f) The Purchaser has uninterrupted access to the Unit with respect to the Interval purchased and all amenities and common areas of the Resort completed at the time of purchase of the Interval;

          (g) The Unit with respect to the Interval purchased has been completed, developed, and furnished to the specifications provided in the purchase contract or in a manner substantially similar to the model unit;

          (h) All amenities for the Resort have been completed or the completion of such amenities has been bonded to Lender's satisfaction;

          (i) The Purchaser is not an Affiliate of, related to or employed by Borrower or Guarantor or General Partner;

          (j) The Note Receivable is free and clear of adverse claims, liens and encumbrances and subject to no claims of rescission, invalidity, unenforceability, illegality, defense, offset or counterclaim;

          (k) Purchaser has no right to rescind the purchase of the Interval;

          (l) All sales and financing documents relating to the Note Receivable have been executed and delivered to the Custodian and/or Lender and have not been modified from the standard forms therefor approved by Lender;

          (m) The terms of such Note Receivable and all related instruments comply with all applicable federal and state laws and regulations;

          (n) The Note Receivable is recognized on the books of Borrower as a bona fide sale of a fee simple interest time-share estate in one or more Intervals, and such sale is evidenced by Purchase Documents and secured by a first priority mortgage or deed of trust on the purchased Interval;

          (o) The Purchaser meets credit standards acceptable to Lender;

          (p) The Interval purchased and to which the Note Receivable relates is not subject to any lien, and the Unit with respect to the Interval purchased and to which such Note Receivable relates is not subject to any lien not previously consented to by Lender;

          (q) The outstanding principal balance of the indebtedness with respect to any one Interval purchased as evidenced by any Note Receivable shall not exceed $12,500, and the outstanding principal balance of the indebtedness with respect to all Intervals purchased as evidenced by one or more Notes Receivable made by any one Purchaser shall not exceed $37,500;

          (r) The Deed of Trust securing the Note Receivable is insured under a mortgagee title insurance policy acceptable to Lender, subject only to those exceptions to title as Lender approves;

          (s) Payments under the Note Receivable are to be in legal tender of the United States;

          (t) The Note Receivable and the Purchase Documents are valid, genuine and enforceable;

          (u) At least 90% of the outstanding principal balance of all Notes Receivable securing the Loan arises from Purchasers who are U.S. or Canadian residents;

          (v) No obligor under the Note Receivable has assigned his or her interest in such Note Receivable;

          (w) The payments due under such Note Receivable have been made by the obligor thereunder and not by Borrower or any Affiliate of Borrower on the obligor's behalf; and

          (x) Purchaser has not filed for relief under any bankruptcy, insolvency or other similar laws and is not an adverse party in litigation with Borrower or Lender.

     EVENT OF DEFAULT. The occurrence of any one of the following:

          (a) Borrower shall fail to make any payment of the Indebtedness or any part thereof within ten (10) days of the date such payment is due, subject as to the Receivables Loan, to the provisions of Section 2.4(a) of the Receivables Loan Agreement.

          (b) Borrower's failure to maintain any of the Insurance Policies (provided that Borrower has been notified of Lender's requirements that specific Insurance Policies be maintained); any transfer of or lien or encumbrance imposed on the Property or any Collateral or any part thereof or interest therein is violation of Sections 4.18 and 4.19

     (subject to the contest rights set forth in Section 4.19) of the C&A Loan Agreement and Section 7.2 of the Receivables Loan Agreement, or any other restriction or transfer or liens set forth in the Loan Documents (subject to any applicable grace or cure period set forth in such Loan Document).

          (c) Borrower shall fail to perform or observe any covenant, agreement, obligation, representation or warranty contained in the Receivables Loan Agreement, the C&A Loan Agreement, or any of the other Loan Documents, including, without limitation, the net worth covenant set forth in Section
     6.8 of the Receivables Loan Agreement, or in any of the Loan Documents (other than any covenant or agreement obligating Borrower to pay the Indebtedness), and such failure shall continue for thirty (30) days after Lender delivers written notice thereof to Borrower; provided, however, if the failure is incapable of cure within such thirty (30) day period and Borrower shall be diligently pursuing a cure, such thirty (30) day cure period shall be extended by an additional period not to exceed sixty (60) days.

          (d) Any representation or other statement made by or on behalf of Borrower in the Receivables Loan Agreement, the C&A Loan Agreement, or in any of the Loan Documents or in any instrument furnished in compliance with or in reference to the Loan Documents shall be false, misleading or incorrect in any material respect as of the date made.

          (e) If a case is commenced or a petition is filed and not dismissed within sixty (60) days against Borrower or General Partner or Guarantor under any applicable liquidation, conservatorship, bankruptcy, moratorium, insolvency, reorganization or similar law providing for the relief of debtors and generally affecting the rights of creditors; a receiver, liquidator or trustee of Borrower or General Partner or Guarantor or of any material asset of Borrower or General Partner or Guarantor is appointed by court order and such order remains in effect for more than sixty (60) days; or if any material asset of Borrower or General Partner or Guarantor is sequestered by court order and such order remains in effect for more than sixty (60) days.

          (f) Borrower or General Partner or Guarantor voluntarily seeks, consents to or acquiesces in the benefit of any provision of any applicable liquidation, conservatorship, bankruptcy, moratorium, insolvency, reorganization or similar law providing for the relief of debtors and generally affecting the rights of creditors, whether now or hereafter in effect; consents to the filing of any petition against it under such law; makes an assignment for the benefit of its creditors; admits in writing its inability to pay its debts generally as they become due; or consents to the appointment of a receiver, trustee, liquidator or conservator for it or any part of its assets.

          (g) The issuance, filing or levy against Borrower or General Partner or Guarantor of one or more attachments, injunctions, executions, tax liens or final judgments for the payment of money cumulatively in excess of $100,000, which is not discharged in full or stayed within thirty (30) days after issuance or filing.

          (h) Borrower or General Partner or Guarantor shall become insolvent or otherwise generally be unable to pay their respective debts when due.

          (i) Any Unit or Units within the Property, or other material part of the Property shall be materially damaged or destroyed and not adequately covered by insurance, and/or the commencement of repair or replacement shall not have occurred within forty-five (45) days after the occurrence of the casualty and been completed within one hundred twenty (120) days thereafter.

          (j) Any default by Borrower in the payment of indebtedness for borrowed money exceeding the amount of $50,000 for any one obligation and $200,000 in the aggregate (other than the Loans), after the expiration of any applicable grace or cure period, unless Borrower provides Lender with evidence satisfactory to Lender that Borrower is diligently contesting any such default in good faith; any other default under such indebtedness which accelerates or permits the acceleration (after the giving of notice or passage of time, or both) of the maturity of such indebtedness; or any default which permits the holders of such indebtedness to elect a majority of the Board of Directors of Borrower.

          (k) The issuance of any stay order, cease and desist order or similar judicial or nonjudicial sanction that materially adversely limits or otherwise materially adversely affects any Interval sales activities, and, with respect to any such sanction only, such sanction is not dismissed, terminated or rescinded within thirty (30) days after issuance.

          (l) Once construction of any building constituting an Improvement has begun, the cessation of the construction of such Improvements for more than twenty (20) days without the written consent of Lender, unless such cessation is caused by an event of Force Majeure.

          (m) Failure of the construction of the Improvements or any materials for which an Advance of the Construction Loan has been requested to substantially comply with the Plans or any Governmental Requirements and the failure of Borrower to correct such non-compliance in accordance with
     Section 4.4 of the C&A Loan Agreement.

          (n) Completion of the Improvements Under Construction has not occurred by the Improvements Under Construction Completion Date, or Completion of the Planned Improvements has not occurred by the Planned Improvements Completion Date.

          (o) Title to all or any part of the C&A Loan Collateral during the term of the C&A Loan (other than obsolete or worn personal property replaced by adequate substitutes of equal or greater value than the replaced items when new) , or the

     Receivables Loan Collateral shall become vested in any party other than Borrower, whether by operation of law or otherwise, except for the conveyance of Intervals in arm's-length transactions.

          (p) Any default or Event of Default (as defined in any Loan Document other than the Receivables Loan Agreement or the C&A Loan Agreement) occurs under any such Loan Document, subject to any applicable grace or cure period.

     FINANCED NOTE RECEIVABLE. Any Eligible Note Receivable as to which an Advance of the Receivables Loan has been made and which has been assigned and delivered to Lender as security for the Loans.

     FINANCIAL REPORTS. With respect to Borrower, a current balance sheet of assets and liabilities (including all material contingent liabilities), and monthly statements of the operation of the Property (including a monthly sales reports, monthly operating statements and monthly statements of delinquency of receipts and payments) as of the last day of each month. With respect to Guarantor, a balance sheet of assets and liabilities (including all material contingent liabilities).

     FINANCIAL STATEMENTS. All financial statements, reports, summaries and other financial information delivered by Borrower to Lender in connection with Lender's underwriting of the Loans and the Property.

     FORCE MAJEURE. Fire, earthquake or other acts of God, strike, lockout, acts of public enemy, riot, insurrection, or governmental regulation of the sale or transportation of materials, supplies or labor, or any other cause or event reasonably beyond the control of Borrower, to the extent any of the foregoing directly affects and delays any work of construction of the Improvements, provided, however, that no period of delay caused by Force Majeure shall in any event exceed a period of ninety (90) days.

     FUNDING FEE. A funding fee equal to the amount of one percent (1%) of the amount of each Advance of the Construction Loan, except for any Advances of Construction Loan proceeds used to pay construction costs of any of the Improvements Under Construction.

     GAAP. Generally accepted accounting principles, applied on a consistent basis, set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board which are applicable in the circumstances as of the date in question; and the requisite that such principles be applied on a consistent basis means that the accounting principles in a current period are comparable in all material respects to those applied in a preceding period, with any exceptions thereto noted.

     GENERAL PARTNER. Argosy Branson, Inc.

      GOVERNMENTAL AUTHORITY. The United States of America, the State of
      ----------------------
Missouri, the County of Taney, the municipality of Branson, and any other governmental authorities having jurisdiction over Borrower, Guarantor, the Property or the sale of Intervals.

      GOVERNMENTAL REQUIREMENTS. All Federal, State and local rules,
      -------------------------
regulations, ordinances, laws and statutes which affect the Property and Borrower's construction of the Improvements.

      GUARANTOR. Argosy Branson, Inc.
      ---------

      GUARANTY (CONSTRUCTION).  The Payment and Completion Guaranty executed by
      -----------------------
Guarantor to the Lender.

      GUARANTY (RECEIVABLES). The Guaranty (Receivables) executed by Guarantor
      ----------------------
to the Lender.

      HAZARDOUS MATERIALS. Any hazardous, dangerous or toxic substance or
      -------------------
material within the meaning of any federal, state or local law, regulation or ordinance.

      IMPROVEMENTS. The Improvements Under Construction, the Planned
      ------------
Improvements, and all other related improvements to the Property to be constructed in accordance with the Plans, as the same may be extended by Force Majeure.

      IMPROVEMENTS UNDER CONSTRUCTION. That portion of the Improvements
      -------------------------------
consisting of two (2) buildings currently under construction at the Property, one (known as Building 11) containing six (6) condominium units and the other (known as Building 20) containing sixteen (16) condominium units.

     IMPROVEMENTS UNDER CONSTRUCTION COMPLETION DATE. The deadline for
     -----------------------------------------------
Completion of the Improvements Under Construction, which is December 31, 1995, as the same may be extended by Force Majeure.

      INDEBTEDNESS. All payment obligations of Borrower to Lender under the Loan
      ------------
Documents or otherwise.

      INITIAL ADVANCE. The first Advance of proceeds of the Construction Loan.
      ---------------

      INSPECTING ARCHITECTS/ENGINEERS.  Such employees, representatives and-
      -------------------------------
agents of Lender or third parties, who will, from time to time, conduct inspections of the Property, review Borrower's compliance with the C&A Loan Agreement and offer other services related thereto.

      INSURANCE POLICIES. The following:
      ------------------

          (a) All-risk builder's risk insurance during the construction of the Improvements, in an amount equal to 100% of the replacement cost of the Improvements, providing all-risk coverage on the Improvements and materials stored on the Property and elsewhere, and including the perils of collapse, water damage and, if requested by Lender, flood, earthquake, business interruption and other risks;

          (b) All-risk insurance on the Property until the Construction Loan is paid in full, as determined by Lender, in the amount of at least 100% of the replacement cost of such Improvements or in such additional amounts as Lender may reasonably require, providing all-risk coverage on the Improvements, and, if requested by Lender, to include the perils of flood, earthquake, business interruption and other risks;

          (c) Comprehensive General Liability Insurance for owners and contractors, including blanket contractual liability, products and completed operations, personal injury (including employees), independent contractors and explosion, hazards for not less than $2,000,000 arising out of any one occurrence or in any increased amount reasonably required by Lender;

          (d) Workers' Compensation Insurance for contractors for statutory limits; and

          (e) Such other insurance as Lender may reasonably require.

          All Insurance Policies shall be issued on forms and by companies reasonably satisfactory to Lender and shall be delivered to Lender. All-risk Insurance Policies shall have loss made payable to Lender as mortgagee together with the standard mortgagee clause in a form satisfactory to Lender. Comprehensive General Liability, Comprehensive Automobile Liability and Workers' Compensation coverages shall have a provision giving Lender thirty (30) days' prior notice of cancellation or material change of the coverage.

     INTEREST RATE. A floating rate per annum equal to the Base Rate plus four and one-quarter percent (4.25%) (the aggregate rate referred to as the "Interest Rate"). "Base Rate" shall mean the rate published each business day in The Wall
                                                                       --------
Street Journal for notes maturing three (3) months after issuance under the
--------------
caption "Money Rates, London Interbank Offered Rates (LIBOR)". The Interest
Rate for each calendar month shall be fixed based upon the Interest Rate published prior to and in effect on the first (1st) business day of such month. Interest shall be calculated based on a 360 day year and charged for the actual number of days elapsed.

      INTERVAL. An undivided fee simple ownership interest as tenants in common with all other purchasers with respect to any Unit with a right to use such Unit for one week annually or biennially, together with all appurtenant rights and interests as more particularly described in the Timeshare Documents.

     INTERVAL RELEASE FEE (ACQUISITION LOAN) AND INTERVAL RELEASE FEE
     ----------------------------------------------------------------
(CONSTRUCTION LOAN). Payments per Interval to be paid by Borrower to Lender
-------------------
through Borrower's sale of Intervals located in the Improvements, which payments shall be applied to the outstanding principal balance of the Acquisition Loan and Construction Loan, as applicable, and upon receipt of which Lender shall release such Interval from the Construction Deed of Trust. Notwithstanding any other provisions of the C&A Loan Documents to the contrary, the Interval Release Fee (Acquisition Loan) shall be in an amount so as to repay the Acquisition Loan based on an assumed sellout rate of 85% of all available Intervals from the next fifty (50) Units (including the Units in the Improvements Under Construction) at the Resort, and the Interval Release Fee (Construction Loan) for Units within a specified building shall be in an amount so as to repay the Advances of the Construction Loan with respect to such building based on an assumed sellout rate of 85% of all available Intervals in such building.

     LENDER. Heller Financial, Inc., a Delaware corporation, and its successors
     ------
and assigns.

     LIMITED PARTNERSHIP AGREEMENT. The First Amended and Restated Agreement of
     -----------------------------
Limited Partnership, dated July 1, 1993, of Borrower.

     LOAN DOCUMENTS. Collectively, the C&A Loan Documents and the Receivables
     --------------
Loan Documents.

     LOAN YEAR. The period from the Closing Date through the last day of the
     ---------
Availability Period and each twelve (12) month period thereafter.

     LOANS. Collectively, the Receivables Loan, the Construction Loan and the
     -----
Acquisition Loan.

     LOCKBOX AGREEMENT. An agreement among Borrower, Lender and Bank providing
     -----------------
for the receipt by Bank of payments on the Financed Notes Receivable and disbursement of such payments to Lender.

     MANDATORY PREPAYMENT. Any prepayment required by Section 2.5(b) of the
     --------------------
Receivables Loan Agreement.

     NET SALES. The aggregate purchase prices for all sales of Intervals that
     ---------
have made a full downpayment, exclusive of cancellations, forfeitures and rescissions, as shown on the Financial Statements of Borrower to be delivered to Lender as set forth herein.

     NOTE RECEIVABLE. A promissory note executed by a Purchaser in favor of
     ---------------
Borrower in connection with Purchaser's acquisition of an Interval, together with all amendments, extensions, modifications and replacements thereto or thereof.

     NOTES. Collectively, the Acquisition Note, the Construction Note, and the
     -----
Receivables Note.

     PARTNER INDEBTEDNESS. All outstanding indebtedness of Borrower to any of
     --------------------
its partners as of the Closing Date, in the principal amount of approximately $5,500,000.

     PARTNER INDEBTEDNESS PAYMENT SCHEDULE. A schedule for the repayment of
     -------------------------------------
principal and all accrued interest thereon of the Partner Indebtedness.

      PERMITTED DISTRIBUTIONS. All Distributions made prior to the occurrence of
      -----------------------
an Event of Default, and, subsequent to the occurrence of an Event of Default, Distributions made subsequent to any cure or waiver of such Event of Default only in strict accordance with the terms and provisions of the Receivables Loan Agreement; provided, however, that a Distribution in respect of the payment of indebtedness shall be a Permitted Distribution if and only to the extent that
(i) interest payable on indebtedness (other than Partner Indebtedness) shall not exceed the pre-default or so-called contract rate of interest in respect of such indebtedness, (ii) principal payable on indebtedness (other than Partner Indebtedness) shall not exceed the mandatory principal payments required under the applicable loan documentation, and (iii) with respect to Partner Indebtedness, principal and interest payments and all prepayments shall be made in accordance with the terms of the Partner Indebtedness Payment Schedule.

     PERMITTED EXCEPTIONS. The exceptions to title described on EXHIBIT A to the
     --------------------                                       ---------
Receivables Loan Agreement.

      PERSON. Natural persons, corporations, limited partnerships, general
      ------
partnerships, limited liability companies, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

     PLANNED iMPROVEMENTS. That portion of the Improvements consisting of
     --------------------
buildings to be constructed on the Property with proceeds of the Construction Loan.

     PLANNED IMPROVEMENTS ADVANCE. An Advance for the construction of the
     ----------------------------
Planned Improvements or any portion thereof.

     PLANNED IMPROVEMENTS BUDGET. The Approved Budget for construction of the
     ---------------------------
Planned Improvements which will be submitted by Borrower to Lender, as such budget may be approved by Lender, in accordance with Section 2.7(a) of the C&A Loan Agreement.

     PLANNED IMPROVEMENTS COMPLETION DATE. The deadline for Completion of the
     ------------------------------------
Planned Improvements, which is August 31, 1998, as the same may be extended by Force Majeure.

     PLANS. The final working drawings and specifications for the construction
     -----
of the Improvements, which (i) with respect to the Improvements Under Construction, have been prepared by the Architect and approved by Lender, and
(ii) with respect to the Planned Improvements, will be prepared by the Architect and submitted by Borrower to Lender for Lender's approval in accordance with
Section 2.7(a) of the C&A Loan Agreement.

     PLEDGED DOCUMENTS. The Financed Notes Receivable, the Deeds of Trust and
     -----------------
the Purchase Documents.

     PREPAYMENT PREMIUM. With respect to the Receivables Loan only, the
     ------------------
percentage set forth below, multiplied by the amount prepaid:

             Loan Year                               Percentage
             ---------                               ----------
             Second Loan Year                        three percent (3%)
             Third Loan Year                         two percent (2%)
             Fourth Loan Year                        one percent (1%)
             Thereafter                              no premium

There is no prepayment premium or penalty payable with respect to the C&A Loan.

     PRODUCT COST. All costs of construction to complete buildings and deliver
     ------------
Units within such buildings.

     PROPERTY. The land described in Exhibit "A" to the Receivables Loan
     --------                        ----------
Agreement and Exhibit "C" to the C&A Loan Agreement, including the Acquisition
              ----------
Land, together with the Improvements thereon, and certain unsold Intervals with respect to certain Units located in buildings 9 and 10 at the Resort. The legal description for such unsold Intervals in buildings 9 and 10 is attached as Exhibit "E" to the C & A Loan Agreement.
----------

     PUBLIC REPORTS. Any public reports now or hereafter filed with and approved
     --------------
by any jurisdiction having control over the sale of Intervals for the Resort.

     PURCHASE DOCUMENTS. Any purchase agreement and related sale and escrow
     ------------------
documents executed and delivered by a Purchaser to Borrower with respect to the purchase of an Interval.

     PURCHASE MONEY MORTGAGE. That certain Deed of Trust executed by Borrower as
     -----------------------
trustor in favor of Fall Creek Ozark Investors, Inc. as beneficiary which encumbers the Acquisition Land.

     PURCHASER. Any Person who purchases one or more Intervals.
     ---------

     RECEIVABLES LOAN COLLATERAL. The collateral for the Receivables Loan
     ---------------------------
specified in Section 3.1 of the Receivables Loan Agreement. For purposes of this defined term only, the Receivables Loan Collateral does not include any C&A Loan Collateral.

     RECEIVABLES LOAN. The receivables loan facility in the amount of
     ----------------
$10,000,000 extended and made by Lender to Borrower on or about the Closing
Date.

     RECEIVABLES LOAN AGREEMENT. The Loan and Security Agreement (Receivables)
     --------------------------
dated of even date herewith between Lender and Borrower and setting forth the terms and conditions of the Receivables Loan.

     RECEIVABLES LOAN DOCUMENTS. The Receivables Loan Agreement, the Receivables
     --------------------------
Note, assignments, financing statements, and every other instrument or agreement executed and delivered by Borrower to Lender evidencing, securing or otherwise relating to the Receivables Loan, as any or all of the foregoing may be amended, renewed, extended, restated or supplemented from time to time. For purposes of this defined term only, Receivables Loan Documents shall not include any C&A Loan Documents.

     RECEIVABLES LOAN MATURITY DATE. October 31, 2003.
     ------------------------------

     RECEIVABLES NOTE. The Promissory Note (Receivables) evidencing the
     ----------------
Receivables Loan from Borrower to Lender dated the Closing Date, in the original principal amount of Ten Million Dollars ($10,000,000).

     RESORT. That certain timeshare vacation resort located in Branson,
     ------
Missouri, commonly known as The Plantation at Fall Creek, including all related common elements, limited common elements, parking areas and other amenities, as established by the Declaration.

     REVOLVING PERIOD. The period commencing on the Closing Date and ending on
     ----------------
the last day of the twenty-fourth (24th) month after the Closing Date.

     SERVICING AGREEMENT. A servicing agreement between Lender, Borrower and a
     -------------------
servicer approved by Lender providing for the servicing of the Financed Note Receivables.

      SURVEY. An as built survey of the Property, dated no more than sixty (60)
      ------
days prior to the Closing Date, prepared by a registered land surveyor in accordance with the 1992 American Land Title Association/American Congress on Surveying and Mapping Standards and certifying that the Property is not in a flood hazard area as identified by the Secretary of Housing and Urban Development and otherwise acceptable to Lender.

     TIMESHARE ACT. Sections 407.010 to 407.140, inclusive, and 407.600 to
     -------------
407.630, inclusive, of Missouri Revised Statutes, and all applicable provisions of Chapter 448 of Missouri Revised Statutes.

     TIMESHARE DOCUMENTS. Any and all documents evidencing or relating to the
     -------------------
sale of Intervals by Borrower.

     TITLE COMPANY. Tri-Lakes Title Co. Inc.
     -------------

     TITLE INSURANCE. An ALTA title insurance policy in the amount of $3,750,000
     ---------------
insuring that the Construction Deed of Trust constitutes a valid lien covering the Property having the priority required by Lender and subject only to the Permitted Exceptions and, prior to the funding of the Acquisition Loan, the Purchase Money Mortgage, issued by Commonwealth Land Title Company through the Title Company to Lender.

      UNIT. One individual air space unit, together with all furniture, fixtures
      ----
and furnishings therein, and together with any and all interest in common elements appurtenant thereto, as provided in the Declaration.